UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23011
PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
(Address of principal executive offices) (Zip code)
Richard A. Hocker
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
With copies to:
Lisa L.B. Matson, Esq.
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
(215) 302-1500
Registrant's telephone number, including area code
Date of fiscal year end: June 30, 2020
Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT
June 30, 2020
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.penncapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-844-302-7366.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-302-7366 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Fund	Schedules of Investments

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)
Dear Penn Capital Funds Shareholder:
The world unexpectedly changed in March 2020. Suddenly, a recession appeared to be looming as a novel coronavirus (COVID-19) swept around the globe while yet another oil price war started to emerge. Businesses began to weigh the potential implications and severity of what became the COVID-19 global pandemic. As a result, many states issued stay-at-home orders and businesses temporarily closed while for many telecommuting became the new normal. Unemployment claims surged, rising to a high of 14.7% in April. During these uncertain times, investors also felt economic pressures as markets swung widely in the first and second quarter and many were unsure of how to digest the potential short and long-term effects of the pandemic’s impact.
Despite these challenges, we also witnessed resilience in our economy and workforce. Credit markets awakened from their lows during the end of March due in large part from the Federal Reserve’s (“Fed”) announcement of extraordinary liquidity measures, as well as from the passage of the CARES Act that provided over $2 trillion of economic relief to American families, workers, and healthcare providers. This combination of governmental stimulus and the promise of direct purchases by the Fed in numerous credit markets helped stave off investors’ worst fears, and provided the base for a spread-tightening rally that lasted throughout most of the second quarter in the high yield markets.
Particularly in light of these recent events, we would like to take this opportunity to thank our shareholders for entrusting their investments with our firm. We do not take your faith in us for granted. Our team remains committed to focusing our efforts on behalf of our shareholders and we value your continued confidence in our vision. We believe the Penn Capital Funds offer a product line-up that embodies our investment philosophy and dedicated research-driven process.
Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe that integrating credit and equity research allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market can be challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.
Finally, we are excited to celebrate Penn Capital’s ongoing philanthropic endeavors and our support for diversity and inclusion in the financial services industry. Penn Capital’s PRIME program sponsors a three-year financial literacy and investing curriculum for female high school students in Philadelphia. The PRIME Internship provides a six-month hands-on and practical skills internship to a collegiate female majoring in business or finance. We are excited about these PRIME endeavors, which reflect a commitment to promoting a future with gender and racial diversity in our industry.
The following pages review the current market environment and provide additional insight into our funds and their performance over the past fiscal year. Once again, I would like to thank you for your confidence in investing with us.
Overview
As recessionary fears increased during the first quarter of 2020, the Fed took extraordinary steps in March to backstop the investment grade market, including backstopping the commercial paper market and authorizing the direct purchase of investment grade bonds inside of five years to maturity. That action was an important step for the high yield market, which opened $10 billion of issuance during the last week of March and first week of April. As if the Fed’s actions in March were not enough, on April 9, 2020 the Fed announced their ability to purchase “fallen angels” (investment grade bonds downgraded to high yield status) that were downgraded after March 22, 2020, as well as certain high yield ETFs. Equity markets also felt the impact of social distancing as measures intended to “flatten the curve” significantly impacted travel, leisure, retail, and restaurant industries. As the reality of COVID-19 pandemic-related concerns materialized, global economies swiftly began to price in potential long-term and negative impacts.
In April, green shoots emerged and consumer spending in many areas improved sequentially for the remainder of the second quarter. New home sales quickly recovered amid low mortgage rates, limited re-sale inventory, and renewed interest in suburban living. Low mortgage rates spurred a refinancing boom with consumers reinvesting monthly savings in home improvement projects. Restaurants with proven off-premise models took market share (e.g. pizza delivery, fast food drive-through) while dine-in centric concepts pivoted to carry-out to lessen sales declines and cash burn. E-commerce, already a secular market share gainer compared to brick and mortar stores, notched higher as consumers almost exclusively began shopping online. While traditional travel and leisure spending remains severely depressed (e.g. cruises, hotels, airlines), boat and RV sales have grown as consumers see them as viable socially distant alternatives.

New issuance in the high yield market reached a record of nearly $145 billion in the second quarter following Fed actions that effectively thawed the freeze in primary market activity. A significant amount of money raised in the second quarter aided general corporate strength as companies used COVID-19-related earnings uncertainty to take advantage of reopened markets and shore up liquidity. Companies also took the opportunity during the second quarter to refinance short dated debt to assuage investor concerns over balance sheet risks.
Looking ahead, we have been encouraged by the pace of the economic rebound while fully acknowledging the mounting degree of difficulty given the recent rise in, and concerns about, COVID-19 cases and hospitalizations. The spending surge experienced during May and June may not be sustainable as it potentially benefitted from a number of factors including pent-up demand, extra income via an IRS stimulus check, and temporarily increased unemployment benefits. We believe corporations will remain conservative in terms of re-hiring as they right-size cost structures for lower demand levels. Similarly, capital spending likely will be restrained for at least the balance of 2020. On the positive side, we believe the swift rebound in high yield market levels and strong demand for new debt issues (no doubt aided by the Fed’s purchase of high yield ETFs and individual bonds) has significantly lessened the probability of a corporate liquidity crunch and widespread bankruptcies, which is clearly also positive for small cap equity valuations.
Although the market has recovered from recent lows, and primary markets are reopening, we are by no means out of the woods. Certain government stimulus programs are expected to expire in the upcoming months, and rising political uncertainty will combine to set the stage for a potentially volatile finish for calendar year 2020. With spreads remaining at historically elevated levels, we are cautiously optimistic there is room for the market to slowly move higher over the remainder of year. That positive path, however, is unlikely to be linear, and instead will be punctuated with periods of substantial volatility in the wake of ongoing COVID-19 news, election politics, and potential further governmental support.
The following paragraphs provide more detailed information on the performance of our funds, as well as selected holdings.
Penn Capital Defensive Floating Rate Income Fund
For the fiscal year ended June 30, 2020, the Penn Capital Defensive Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a -2.57% return versus -1.72% for its benchmark, the S&P/LSTA BB Ratings Loan Index. The 12-month period was a tale of two halves with 2019 closing on a relatively optimistic note before the dual punch of the 2020 oil/COVID-19 global pandemic shock laid waste to the global economy. The Fed’s aggressive policy response to cut interest rates to zero, and LIBOR in sympathy, impacted the bank loan market particularly hard as three-month LIBOR fell 200 basis points during the fiscal year. In response to the decline in LIBOR, retail investors withdrew $34 billion overall from loan funds, resulting in 12 consecutive months of outflows. Loan funds have not experienced a positive monthly inflow since September 2018 when the market first grew concerned the Fed hiked interest rates too high and too fast. Leveraged loans were excluded from the list of assets eligible for purchase by the Fed, as part of their emergency lending program, placing the loan asset class at a marginal disadvantage versus bonds.
The Floating Rate Income Fund is managed with a conservative bias, prioritizing potential safety of principal as opposed to reaching for yield. To meet that objective, the Floating Rate Income Fund does not invest in triple C-rated or 2nd lien loans, as both areas of the market are susceptible to higher default risk, lower recoveries, and greater volatility. With bonds modestly outperforming loans over the last fiscal year, the Floating Rate Income Fund’s allocation to high yield bonds, nearly 12% of net assets, modestly aided performance. The Floating Rate Income Fund holds conservative high yield bonds with maturities typically four years or less to enhance liquidity as opposed to increasing yield or risk.
The Floating Rate Income Fund’s investments in Software, Cable, and Wireless Telecom sectors provided the largest industry contributions whereas Midstream/Energy Infrastructure and Media investments lagged. Top single name contributors to performance were Rackspace and Vistra Energy. The private equity sponsor behind Rackspace announced plans to go public; a credit positive for the loan. The Vistra Energy loan received investment grade ratings by both Moody’s and S&P.
Top single name detractors included Tallgrass and Urban One term loans. Both names were exited as part of the Floating Rate Income Fund’s shift to become more conservative during COVID-19 related volatility. The Floating Rate Income Fund continues a bias towards higher credit quality loans in defensive sectors like Healthcare, Technology, and Telecom because we believe that many companies likely will emerge from the recession with weaker balance sheets as companies take on borrowings to bridge through the crisis. We believe this could result in a delayed wave of defaults and lower recoveries from over-encumbered companies that cannot grow into their balance sheets.

Penn Capital Defensive Short Duration High Income Fund
For the fiscal year ended June 30, 2020, the Penn Capital Defensive Short Duration High Income Fund (the “Short Duration Fund”) generated a -2.33% return, underperforming its benchmark, the ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index, which returned 1.88%. However, the Short Duration Fund outperformed the broad short duration high yield market, the ICE BofA 1-3 Year US Cash Pay High Yield Index, which returned -4.13%. The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes triple C-rated bonds.
Most of the Short Duration Fund’s underperformance occurred during the last six months of the fiscal year, especially during the second quarter of 2020 when the Short Duration Fund lagged a sharp commodity-led rally while energy “fallen angel” bonds, worth billions of dollars, were downgraded into high yield indices. Additionally, the Short Duration Fund lagged on its structural underweight to Ford Motor Company within Autos since the issuer limit within the Short Duration Fund is 5% and the company represents almost 14% of the ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index. Defensive industries, such as Broadcasting, Gaming, Healthcare, Aerospace, and Aircraft Lessors, all detracted value during the COVID-19 pandemic as live sports, surgeries, airline travel, and consumer leisure activities were severely curtailed.
The Short Duration Fund benefited from strong security selection within Consumer Products, underweights to Metals & Mining and Transports, and an overweight to Telecommunications. The Short Duration Fund avoided significant drawdowns in issuers like American Airlines and Tupperware, and benefitted from significant exposure to Sprint, which finally merged with higher-rated T-Mobile.
During the fiscal year, the Short Duration Fund held an average weighting of nearly 4% in cash and 8% (based on total net assets) in bank loan securities via exposure from a combination of individual bank loan holdings and an allocation in the Penn Capital Defensive Floating Rate Income Fund. Our loan positions detracted from performance as LIBOR collapsed with Fed actions and the COVID-19 onset. As with fiscal year 2019, the Short Duration Fund continued to gradually decrease its overall loan weighting during the 12-month period from an average loan weighting of approximately 15% of total net assets to a weighting of approximately 7% of total net assets as of June 30, 2020.
Penn Capital Multi-Credit High Income Fund
For the fiscal year ended June 30, 2020, the Penn Capital Multi-Credit High Income Fund (the “High Income Fund”) generated a -5.86% return underperforming the -1.17% return of its benchmark, the ICE BofA US High Yield Constrained Index, and also underperforming the -1.43% return of the blended 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index. After a relatively quiet start to the fiscal year, the ramifications of the COVID-19 global pandemic forcefully struck the global economy. Although the High Income Fund was positioned for late cycle conditions by being underweight both triple C-rated bonds and commodities, while maintaining an overweight to first lien loans, the High Income Fund experienced the effects of low exposure to BB-rated issuers that would have cushioned the flash depression that ensued.
The High Income Fund actively repositioned during the onset of the COVID-19 global pandemic through the end of the fiscal year. Given the collapse in LIBOR, which reduces future loan coupons, and the substantial widening of high yield credit spreads, we believed bonds offered better risk/reward scenarios than loans. In response, the High Income Fund reduced its loan weighting from a peak of 45% of total net assets in January 2020 to just 16% of total net assets at fiscal year-end with all proceeds deployed into high yield bonds. The High Income Fund also increased its exposure to investment grade issuers and fallen angels, such as Ford Motor Company, as those issuers became eligible for a Fed backstop. For the first time since 2017, the High Income Fund increased its allocation to triple C-rated bonds from an underweight back to market weight. Looking ahead, we believe the Homebuilders, Energy, Leisure, and Transportation sectors may benefit from an upcoming economic recovery. Given the economic dependency on a potential COVID-19 vaccine, rather than speculate on the timing of a breakthrough, we seek to identify companies that have adequate liquidity to bridge the COVID-19 pandemic.
The largest positive contributors during the fiscal year were via security selection in the Energy E&P, Energy Services, Restaurants, and Retail sectors. Investment in these sectors outperformed as a result of strong credit selection and favorable sector weightings, particularly Hilcorp Energy as a result of an accretive acquisition and Yum Brands as a result of better than feared operating results through the crisis. Healthcare, Media, and the Service sectors contributed the greatest share of negative performance during the 12-month period, particularly Hertz and Intelsat as a result of both declaring bankruptcy on the heels of COVID-19.

Penn Capital Managed Alpha SMID Cap Equity Fund
For the fiscal year ended June 30, 2020, the Penn Capital Managed Alpha SMID Cap Equity Fund (the “Managed Alpha SMID Fund”) generated a -5.23% return underperforming the -4.70% return of its benchmark, the Russell 2500™ Index.
Positive performance resulted from selections in the Information Technology, Real Estate, and Industrials sectors, which were driven by favorable bottom-up stock selection. In the Information Technology sector, the Managed Alpha SMID Fund benefited as Teradyne and Skyworks served increased content demand with handset companies for new protocols like 5G mobile networking and the next generation Wi-Fi 6. Additionally, Five9, Inc. and NICE Ltd. transitioned from on-premise technology to two cloud software investments. In the Real Estate sector, CyrusOne, a data center REIT, executed a successful expansion into the European market. In the Industrials sector, Masco Corp. successfully restructured their home furnishings business to focus on their two most profitable businesses – Behr paint and Delta faucets.
Certain sectors including Healthcare, Energy, and Consumer Staples hindered overall relative performance. In the Healthcare sector, ICU Medical suffered market share losses due to price competition in their IV solutions business. Additionally, Amarin Corp. received a surprising adverse court ruling invalidating key patents on their drug Vascepa that allowed generic competition sooner than the market was expecting. In the Energy sector, oil prices plunged in March 2020 as OPEC oil producers could not agree on production targets, which weighed on Diamondback Energy, a Permian basin supplier. Regional banks struggled as interest rates had peaked back at the end of 2018, placing intermediate term pressure on net interest margins. In Consumer Staples, Elanco Animal Health struggled to execute their plan to focus on higher margin companion products as pet owners shifted drug purchasing from the veterinary office to online e-commerce sites.
Penn Capital Special Situations Small Cap Equity Fund
For the fiscal year ended June 30, 2020 the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a -12.39% return, underperforming the -6.63% return of its benchmark, the Russell 2000® Index. High yield credit spreads were low during the last six months of 2019 and into early 2020. In the wake of the COVID-19 pandemic, however, spreads exploded to their highest levels since the 2008-09 global financial crisis, which resulted in a significant performance headwind for the Special Situations Fund’s small capitalization, levered equities. Although the Special Situations Fund’s performance rebounded significantly in the second quarter of 2020 as credit conditions normalized, the positive momentum was not enough to fully offset the declines from the first quarter.
The Healthcare, Consumer Discretionary, and Energy sectors led the performance detractors. Amarin Corporation, a maker of biopharmaceutical therapeutics, underperformed and the position was sold following a surprising adverse court ruling invalidating key patents on their drug Vascepa that allowed generic competition sooner than the market was expecting. Within Consumer Discretionary, casino operator Golden Entertainment, and gaming equipment and services supplier Everi Holdings, both were negatively impacted by facility closures due to the COVID-19 pandemic, which drove a temporary loss of revenue, cash burn, and deteriorating credit metrics. Energy underperformed as the sector endured a one-two punch from both supply shock (the Russia-Saudi price war), and demand shock as more Americans telecommuted and eschewed non-essential travel.
The Information Technology, Financials, and Industrials sectors contributed positively reflecting favorable sector allocation as well as positive stock selection. Information Technology companies broadly outperformed on the premise that many of these businesses have growth drivers that are largely intact post COVID-19, and may actually accelerate due to more consumer time spent on devices, increased at-home data consumption, and the transition to more virtual work and learning environments. Five9 Inc., a leading provider of cloud software for contact centers, outperformed on expectations that it will benefit from “work from home” demand and a ramp up of hotlines across various verticals. Within the Financials sector, data center REIT QTS Realty continued to report robust leasing trends and record backlog amid enterprise migration to the cloud. Within Industrials, water treatment equipment and services provider Evoqua Water Technologies outperformed resulting from the recurring nature of a significant amount of the company’s revenue and its ability to continue to de-lever the balance sheet through positive free cash flow generation.

Looking Forward
This report contains performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. We encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell shares, and find other helpful tools.
At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in high yield debt securities and equity securities of smaller and mid-sized companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.
We thank you for investing with us and look forward to continuing to serve your investment needs.
Sincerely,

Richard A. Hocker
Chairman & President
PENN Capital Funds Trust

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal year-end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities.
All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.
Index Definitions
The ICE BofA US High Yield Constrained Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%.
The ICE BofA 1-3 Year BB-Rated US Cash Pay High Yield Index is a subset of the ICE BofA US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.
The ICE BofA 1-3 Year US Cash Pay High Yield Index is a subset of The Bank of America US Cash Pay High Yield Index, which tracks the performance of corporate bonds with a remaining term to final maturity less than three years.
The S&P/LSTA BB Ratings Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-.
The S&P/LSTA Leveraged BB/B Ratings Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-, B+, B or B-. Standard & Poor’s Rating Services is used to determine membership within this sub-index.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
FUND SUMMARY (UNAUDITED)

13,000
12,000
11,000
10,000
9,000
11,491
11,329
11/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/13/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
Penn Capital Defensive Floating Rate Income Fund - Institutional Class
S&P/LSTA BB Loan Index

This chart assumes an initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
Average Annual Total Returns for the Period Ended June 30, 2020	One Year	Three Years	Since Inception(1)
Penn Capital Defensive Floating Rate Income Fund Institutional Class Shares	-2.57%	1.68%	2.76%
S&P/LSTA BB Loan Index	-1.72%	2.00%	3.08%(2)
(1)	Inception date is 11/30/15.
(2)	The return shown for the S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.
Average Annual Total Returns for the Period Ended June 30, 2020	One Year	Since Inception(1)
Penn Capital Defensive Short Duration High Income Fund
Institutional Class Shares	-2.33%	1.09%
ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index	1.88%	3.31%(2)
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index	-1.99%	2.43%(3)
(1)	Inception date is 7/17/17.
(2)	The return shown for the ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.
(3)	The return shown for the ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares.

PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
Average Annual Total Returns for the Period Ended June 30, 2020	One Year	Three Years	Since Inception(1)
Penn Capital Multi-Credit High Income Fund
Institutional Class Shares	-5.86%	1.13%	4.13%
ICE BofAML US High Yield Constrained Index	-1.17%	2.92%	6.05%(2)
50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index	-1.43%	2.47%	4.57%(3)
(1)	Inception date is 11/30/15.
(2)	The return shown for the ICE BofAML US High Yield Constrained Index is from the inception date of the Institutional Class shares.
(3)	The return for the 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 17, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
Average Annual Total Returns for the Period Ended June 30, 2020	One Year	Three Years	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	-12.56%	-0.99%	4.43%
Russell 2000® Index	-6.63%	2.01%	6.90%(2)
(1)	Inception date is 12/17/15.
(2)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on November 30, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
Average Annual Total Returns for the Period Ended June 30, 2020	One Year	Three Years	Since Inception(1)
Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class Shares	-5.23%	4.87%	6.82%
Russell 2500TM Index	-4.70%	4.08%	6.73%(2)
(1)	Inception date is 11/30/15.
(2)	The return shown for the Russell 2500® Index is from the inception date of the Institutional Class shares.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE PERIOD FROM JANUARY 1, 2020 TO JUNE 30, 2020
Cost in Dollars of a $1,000 Investment
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020 to June 30, 2020, and the impact of those costs on your investment.
Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in a Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Penn Capital Defensive Floating Rate Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$949.70	$3.10	$1,021.68	$3.22
(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(2)
Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.64% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Defensive Short Duration High Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$952.40	$2.62	$1,022.18	$2.72
(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(2)
Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.54% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Multi-Credit High Income Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$913.50	$3.43	$1,021.28	$3.62
(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(2)
Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Special Situations Small Cap Equity Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid DuringPeriod(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$800.20	$4.88	$1,019.44	$5.47
(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(2)
Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (1.09% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

Penn Capital Managed Alpha SMID Cap Equity Fund		Actual		Hypothetical
Share Class(1)	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period(2)	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period(2)
Institutional Class Shares	$1,000.00	$863.30	$4.91	$1,019.59	$5.32
(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(2)
Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses, if any (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 366 and multiplied by 182 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
link
	Principal	Value
Bank Loans: 84.2%(a)(b)
Aerospace: 0.4%
Ducommun, Inc., 4.186%, 11/21/25
(1 Month US LIBOR + 4.000%)	$ 124,977	$ 115,188
(1 Month US LIBOR + 4.000%)	31,377	28,919
		144,107
Airline Companies: 2.0%
Allegiant Travel Co., 3.433% (3 Month US LIBOR + 3.000%), 2/5/24	346,867	308,064
Delta Air Lines, Inc., 5.510% (3 Month US LIBOR + 4.750%), 5/31/23	275,000	269,329
United Airlines, Inc., 1.928% (1 Month US LIBOR + 1.750%), 4/1/24	147,335	133,799
		711,192
Auto Parts & Equipment: 0.3%
Dealer Tire LLC, 4.428%, 2/5/27
(1 Month US LIBOR + 4.250%)	79,173	75,478
(1 Month US LIBOR + 4.250%)	45,202	43,092
		118,570
Brokerage: 0.6%
Victory Capital Holdings, Inc., 3.936% (3 Month US LIBOR + 2.500%), 7/1/26	211,126	204,397
Building & Construction: 0.3%
Janus International Group LLC, 4.822% (6 Month US LIBOR + 3.750%), 2/15/25	122,500	115,150
Building Materials: 2.1%
Beacon Roofing Supply, Inc., 2.428% (1 Month US LIBOR + 2.250%), 1/2/25	246,349	233,899
Foundation Building Materials Holding Co. LLC, 3.178% (1 Month US LIBOR + 3.000%), 8/13/25	147,750	142,025
Quikrete Holdings, Inc., 2.678% (1 Month US LIBOR + 2.500%), 1/31/27	385,572	369,910
		745,834
Building Products: 0.9%
Atkore International, Inc., 3.750% (3 Month US LIBOR + 2.750%), 12/22/23	329,234	321,250
Chemical Companies: 3.0%
Axalta Coating Systems US Holdings, Inc., 2.058% (3 Month US LIBOR + 1.750%), 6/1/24	178,952	171,012
HB Fuller Co., 2.190% (1 Month US LIBOR + 2.000%), 10/20/24	187,957	181,091
Hexion, Inc., 4.940% (3 Month US LIBOR + 3.500%), 7/1/26	247,500	240,694
Illuminate Buyer LLC, 4.308% (1 Month US LIBOR + 4.000%), 6/16/27	200,000	196,700
Univar USA, Inc., 2.428% (1 Month US LIBOR + 2.250%), 7/1/24	144,655	138,960
Univar USA, Inc., 2.178% (1 Month US LIBOR + 2.000%), 11/22/26	149,250	141,881
		1,070,338
	Principal	Value
Computer Hardware: 3.4%
CommScope, Inc., 3.428% (1 Month US LIBOR + 3.250%), 4/4/26	$297,750	$ 281,374
Dell International LLC, 1.930% (1 Month US LIBOR + 1.750%), 3/13/24	225,678	219,754
GLOBALFOUNDRIES, Inc., 5.062% (3 Month US LIBOR + 4.750%), 6/5/26	346,997	333,118
Plantronics, Inc., 2.795%, 7/2/25
(1 Month US LIBOR + 2.500%)	173,841	157,905
(1 Month US LIBOR + 2.500%)	26,159	23,761
Xperi Holding Corp., 4.173% (1 Month US LIBOR + 4.000%), 6/1/25	200,000	189,500
		1,205,412
Consumer-Products: 1.8%
BDF Acquisition Corp., 6.250% (3 Month US LIBOR + 5.250%), 8/8/23	294,272	229,041
Froneri US, Inc., 2.428%, 1/31/27
(1 Month US LIBOR + 2.250%)	62,547	58,677
(1 Month US LIBOR + 2.250%)	137,453	128,949
HLF Financing Sarl LLC, 2.928% (1 Month US LIBOR + 2.750%), 8/16/25	245,625	236,721
		653,388
Diversified Capital Goods: 1.2%
EWT Holdings III Corp., 2.928% (1 Month US LIBOR + 2.750%), 12/20/24	225,119	217,898
Gardner Denver, Inc., 1.928% (1 Month US LIBOR + 1.750%), 2/28/27	199,500	189,401
		407,299
Diversified Financial Services: 0.6%
Pivotal Payments Direct Corp., 6.000%, 9/28/25
(1 Month US LIBOR + 5.000%)	173,450	170,848
(1 Month US LIBOR + 5.000%)	35,046	34,520
(1 Month US LIBOR + 5.000%)	25,409	25,028
		230,396
Electric Utilities: 0.3%
Compass Power Generation LLC, 4.500% (1 Month US LIBOR + 3.500%), 12/20/24	115,588	110,387
Electric-Distribution/Transportation: 0.4%
Pike Corp., 4.250% (1 Month US LIBOR + 3.250%), 7/24/26	141,029	136,645
Electric-Generation: 0.5%
Vistra Operations Co LLC, 1.944% (1 Month US LIBOR + 1.750%), 12/31/25	191,538	184,560
Electronics: 0.8%
Cohu, Inc., 3.178% (1 Month US LIBOR + 3.000%), 10/1/25	320,801	298,345
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Entertainment: 2.8%
Alterra Mountain Co., 2.928% (1 Month US LIBOR + 2.750%), 7/31/24	$243,750	$ 229,125
Life Time, Inc., 3.750%, 6/5/22
(6 Month US LIBOR + 2.750%)	436,475	385,463
(6 Month US LIBOR + 2.750%)	1,125	994
Playtika Holding Corp., 7.072% (3 Month US LIBOR + 6.000%), 12/10/24	366,859	365,942
		981,524
Environmental & Waste: 0.7%
GFL Environmental, Inc., 4.000%, 5/31/25
(3 Month US LIBOR + 3.000%)	201,022	195,034
(3 Month US LIBOR + 3.000%)	35,970	34,898
		229,932
Food-Wholesale: 2.2%
American Seafoods Group LLC, 4.118%, 8/21/23
(3 Month US LIBOR + 2.750%)	216,002	208,441
(3 Month US LIBOR + 2.750%)	6,857	6,617
Bellring Brands LLC, 6.000% (1 Month US LIBOR + 5.000%), 10/21/24	268,125	266,283
JBS USA LUX SA, 3.072% (6 Month US LIBOR + 2.000%), 5/1/26	297,366	283,366
		764,707
Forestry/Paper: 0.5%
Sabert Corp., 5.500% (1 Month US LIBOR + 4.500%), 12/10/26	199,500	193,848
Gaming: 1.8%
Caesars Resort Collection, LLC, 4.690% (1 Month US LIBOR + 4.500%), 6/19/25	200,000	187,626
Scientific Games International, Inc., 3.476%, 8/14/24
(6 Month US LIBOR + 2.750%)	215,824	190,357
(1 Month US LIBOR + 2.750%)	52,798	46,568
(3 Month US LIBOR + 2.750%)	689	608
Stars Group Holdings BV, 3.808% (3 Month US LIBOR + 3.500%), 7/10/25	209,117	207,644
		632,803
Gas Distribution: 0.8%
Stonepeak Lonestar Holdings LLC, 5.635% (3 Month US LIBOR + 4.500%), 10/19/26	278,813	266,475
Health Care Prodviders & Services: 0.8%
Emerald TopCo, Inc., 4.259% (3 Month US LIBOR + 3.500%), 7/26/26	297,750	288,073
Health Services: 3.6%
American Renal Holdings, Inc., 5.178% (1 Month US LIBOR + 5.000%), 6/22/24	169,831	159,217
DaVita, Inc., 1.928% (1 Month US LIBOR + 1.750%), 8/12/26	199,000	192,208
FC Compassus LLC, 6.072% (3 Month US LIBOR + 5.000%), 12/31/26	199,000	189,050
Gentiva Health Services, Inc., 3.437% (1 Month US LIBOR + 3.250%), 7/2/25	240,686	232,563
	Principal	Value
Option Care Health, Inc., 4.678% (1 Month US LIBOR + 4.500%), 8/6/26	$323,375	$ 313,674
Select Medical Corp., 2.680% (1 Month US LIBOR + 2.500%), 3/6/25	212,163	201,113
		1,287,825
Hotels: 0.5%
Marriott Ownership Resorts, Inc., 1.928% (1 Month US LIBOR + 1.750%), 8/31/25	198,254	185,615
Industrial Conglomerates: 0.9%
Deliver Buyer, Inc., 6.000% (3 Month US LIBOR + 5.000%), 5/1/24	246,202	229,995
MTS Systems Corp., 4.000% (1 Month US LIBOR +3.250%), 7/5/23	93,223	89,028
		319,023
Internet & Direct Marketing Retail: 0.8%
Shutterfly LLC, 6.308% (3 Month US LIBOR + 6.000%), 10/1/26	318,194	290,126
Investments & Miscellaneous Financial Services: 6.7%
Cardtronics USA, Inc., 5.000% (1 Month US LIBOR + 4.000%), 6/25/27	200,000	196,000
FinCo I LLC, 2.178% (1 Month US LIBOR + 2.000%), 12/27/22	194,775	187,471
LPL Holdings, Inc., 1.929% (1 Month US LIBOR + 1.750%), 11/12/26	176,998	169,033
Nexus Buyer LLC, 3.935% (1 Month US LIBOR + 3.750%), 11/8/26	248,750	243,153
Refinitiv US Holdings, Inc., 3.428% (1 Month US LIBOR + 3.250%), 10/1/25	199,494	194,656
Russell Investments US Institutional Holdco, Inc., 3.822% (6 Month US LIBOR + 2.750%), 6/1/23	492,202	475,590
The Edelman Financial Center LLC, 3.179% (1 Month US LIBOR + 3.000%), 7/19/25	296,244	282,173
TransUnion LLC, 1.928% (1 Month US LIBOR + 1.750%), 11/13/26	368,035	351,359
VeriFone Systems, Inc., 4.377% (3 Month US LIBOR + 4.000%), 8/20/25	345,992	287,298
		2,386,733
IT Services: 1.6%
NAB Holdings LLC, 4.000% (3 Month US LIBOR + 3.000%), 6/30/24	243,153	234,035
Paysafe Holdings US Corp., 4.500% (3 Month US LIBOR + 3.500%), 1/1/25	343,614	327,580
		561,615
Machinery Companies: 0.9%
Gates Global LLC, 3.750% (1 Month US LIBOR + 2.750%), 3/31/24	345,819	332,273
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Media: 0.6%
Nexstar Broadcasting, Inc., 1.923% (1 Month US LIBOR + 1.750%), 10/26/23	$229,100	$ 216,500
WXXA-TV LLC, 1.923%, 10/24/23
(1 Month US LIBOR + 1.750%)	4,446	4,201
(1 Month US LIBOR + 1.750%)	2,021	1,910
		222,611
Media-Broadcast: 2.0%
CSC Holdings LLC, 2.435% (1 Month US LIBOR + 2.250%), 7/17/25	243,108	229,433
ION Media Networks, Inc., 3.812% (3 Month US LIBOR + 3.000%), 12/18/24	248,125	233,734
The E.W. Scripps Co., 2.678% (1 Month US LIBOR + 2.500%), 5/1/26	247,132	232,768
		695,935
Media-Cable: 4.8%
Altice France SA, 4.185% (1 Month US LIBOR + 4.000%), 8/14/26	390,899	375,052
Charter Communications Operating LLC, 1.930% (1 Month US LIBOR + 1.750%), 4/30/25	371,579	357,437
Cogeco Communications USA II LP, 2.178% (1 Month US LIBOR + 2.000%), 1/4/25	246,204	234,911
Radiate Holdco LLC, 3.750% (1 Month US LIBOR + 3.000%), 2/1/24	446,039	424,852
WideOpenWest Finance LLC, 4.250% (1 Month US LIBOR + 3.250%), 8/19/23	342,614	325,627
		1,717,879
Media-Services: 1.8%
Clear Channel Outdoor Holdings, Inc., 4.260% (3 Month US LIBOR + 3.500%), 8/21/26	248,125	224,305
Terrier Media Buyer, Inc., 4.428% (3 Month US LIBOR + 4.250%), 12/17/26	199,000	189,383
Ziggo Financing Partnership, 2.685% (1 Month US LIBOR + 2.500%), 4/30/28	250,000	235,365
		649,053
Metals & Mining: 0.5%
Zekelman Industries, Inc., 2.429% (1 Month US LIBOR + 2.250%), 1/24/27	169,575	162,156
Metals/Mining Excluding Steel: 0.8%
American Rock Salt Co. LLC, 4.500% (1 Month US LIBOR + 3.500%), 3/21/25	288,523	280,349
Multi-Line Insurance: 1.7%
Asurion LLC, 3.178% (1 Month US LIBOR + 3.000%), 8/4/22	265,540	258,017
HUB International Ltd., 4.020% (3 Month US LIBOR + 3.000%), 4/25/25	344,492	326,982
		584,999
	Principal	Value
Non-Food & Drug Retailers: 2.2%
Calceus Acquisition, Inc., 5.743% (2 Month US LIBOR + 5.500%), 2/12/25	$396,157	$ 368,426
PetSmart, Inc., 5.000% (3 Month US LIBOR + 4.000%), 3/11/22	243,352	239,784
Staples, Inc., 5.516% (3 Month US LIBOR + 4.500%), 9/12/24	212,922	187,016
		795,226
Packaging: 1.2%
Reynolds Consumer Products LLC, 1.928% (1 Month US LIBOR + 1.750%), 2/4/27	199,500	191,911
Reynolds Group Holdings, Inc., 2.928%, 2/5/23
(1 Month US LIBOR + 2.750%)	154,475	147,199
(1 Month US LIBOR + 2.750%)	57,015	54,330
(1 Month US LIBOR + 2.750%)	34,808	33,168
		426,608
Pharmaceuticals: 0.8%
Aldevron LLC, 5.250% (1 Month US LIBOR + 4.250%), 10/11/26	299,250	294,387
Pharmaceuticals & Devices: 3.4%
Agiliti Health, Inc., 3.187% (1 Month US LIBOR + 3.000%), 1/4/26	248,741	240,035
Bausch Health Americas, Inc., 3.190% (1 Month US LIBOR + 3.000%), 6/1/25	377,318	366,141
Cambrex Corp., 6.000% (1 Month US LIBOR + 5.000%), 12/4/26	248,750	243,775
Endo International PLC, 5.000% (1 Month US LIBOR + 4.250%), 4/27/24	124,359	117,208
Greatbatch Ltd., 3.500% (1 Month US LIBOR + 2.500%), 10/27/22	231,557	227,621
		1,194,780
Printing & Publishing: 1.3%
Meredith Corp., 3.260% (3 Month US LIBOR + 2.500%), 1/31/25	228,738	210,725
Nielsen Finance LLC, 2.180% (1 Month US LIBOR + 2.000%), 10/4/23	248,718	239,453
		450,178
Real Estate Investment Trusts (REITs): 1.0%
CoreCivic, Inc., 5.500% (1 Month US LIBOR + 4.500%), 12/12/24	188,829	185,996
The GEO Group, Inc., 2.750% (1 Month US LIBOR + 2.000%), 3/23/24	198,972	181,976
		367,972
Restaurants: 1.3%
IRB Holding Corp., 3.750% (6 Month US LIBOR + 2.750%), 2/5/25	246,349	226,905
Whatabrands LLC, 2.925% (1 Month US LIBOR + 2.750%), 8/3/26	248,128	237,118
		464,023
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Software: 1.3%
Omnitracs LLC, 3.047% (3 Month US LIBOR + 2.750%), 4/30/25	$342,161	$ 320,862
SCS Holdings I, Inc., 3.678% (1 Month US LIBOR + 3.500%), 7/1/26	148,504	143,677
		464,539
Software/Services: 6.7%
Avaya, Inc., 4.435% (1 Month US LIBOR + 4.250%), 12/15/24	324,878	299,050
Castle US Holding Corp., 4.058% (3 Month US LIBOR + 3.750%), 1/31/27	199,583	181,621
Cornerstone OnDemand, Inc., 5.348% (3 Month US LIBOR + 4.250%), 4/22/27	180,000	176,963
Fiserv Investment Solutions, Inc., 5.136% (3 Month US LIBOR + 4.750%), 2/18/27	200,000	196,500
Go Daddy Operating Co. LLC, 1.928%, 2/15/24
(1 Month US LIBOR + 1.750%)	165,499	159,016
(1 Month US LIBOR + 1.750%)	52,400	50,348
Match Group, Inc., 2.183% (3 Month US LIBOR + 1.750%), 2/13/27	200,000	189,000
Rackspace Hosting, Inc., 4.000% (3 Month US LIBOR + 3.000%), 11/3/23	465,522	442,828
SS&C Technologies Holdings Europe Sarl, 1.928% (1 Month US LIBOR + 1.750%), 4/16/25	96,326	92,022
SS&C Technologies, Inc., 1.928% (1 Month US LIBOR + 1.750%), 4/16/25	121,621	116,186
Ultimate Software Group, Inc., 4.750% (1 Month US LIBOR + 3.750%), 5/3/26	200,000	197,282
Web.com Group, Inc., 3.940% (1 Month US LIBOR + 3.750%), 10/11/25	311,301	293,660
		2,394,476
Specialty Retail: 0.5%
BJ's Wholesale Club, Inc., 3.765% (1 Month US LIBOR + 2.250%), 2/3/24	199,499	192,658
Support-Services: 3.5%
Buzz Merger Sub Ltd., 2.928% (1 Month US LIBOR + 2.750%), 1/22/27	250,000	240,313
Custom Truck One Source, LLC., 4.440% (1 Month US LIBOR + 4.250%), 4/18/25	218,401	214,033
PetVet Care, LLC. 2.928% (1 Month US LIBOR + 2.750%), 2/14/25	319,466	303,228
Prime Security Services Borrower LLC, 4.250%, 9/14/26
(1 Month US LIBOR + 3.250%)	110,369	105,886
(12 Month US LIBOR + 3.250%)	101,565	97,440
(6 Month US LIBOR + 3.250%)	50,783	48,720
(9 Month US LIBOR + 3.250%)	50,783	48,720
ServiceMaster Co. LLC, 1.928% (1 Month US LIBOR + 1.750%), 11/5/26	174,125	168,964
		1,227,304
	Principal	Value
Telecom-Integrated/Services: 3.7%
CenturyLink, Inc., 2.428% (1 Month US LIBOR + 2.250%), 3/15/27	$248,750	$ 233,964
Cincinnati Bell, Inc., 4.250% (1 Month US LIBOR + 3.250%), 10/2/24	444,361	438,567
Consolidated Communications, Inc., 4.000% (1 Month US LIBOR + 3.000%), 10/5/23	367,149	347,621
Telesat Canada, 2.930% (3 Month US LIBOR + 2.750%), 12/6/26	298,500	286,312
		1,306,464
Telecom-Wireless: 0.6%
T-Mobile USA, Inc., 3.178% (1 Month US LIBOR + 3.000%), 4/1/27	200,000	199,568
Wireless Telecommunication Services: 1.3%
Iridium Satellite LLC, 4.750% (1 Month US LIBOR + 3.750%), 11/4/26	473,813	463,862

Total Bank Loans (cost $31,022,623)		29,932,869

Corporate Bonds: 11.3%
Aerospace: 0.3%
Spirit AeroSystems, Inc., 7.500%, 4/15/25 (c)	100,000	98,625
Airline Companies: 0.3%
Delta Air Lines, Inc., 7.000%, 5/1/25 (c)	90,000	92,904
Auto Parts & Equipment: 0.5%
Adient Global Holdings Ltd., 4.875%, 8/15/26 (c)	200,000	165,000
Automotive: 0.9%
Ford Motor Co., 8.500%, 4/21/23	120,000	126,900
Ford Motor Credit Co LLC, 3.096%, 5/4/23	200,000	189,540
		316,440
Brokerage: 0.4%
Oppenheimer Holdings, Inc., 6.750%, 7/1/22	138,000	140,329
Chemical Companies: 0.8%
Blue Cube Spinco LLC, 9.750%, 10/15/23	95,000	97,850
Tronox, Inc., 6.500%, 5/1/25 (c)	180,000	180,900
		278,750
Consumer/Commercial/Lease Financing: 0.6%
Air Lease Corp., 3.875%, 4/1/21	200,000	201,151
Electric-Generation: 1.5%
Calpine Corp., 4.500%, 2/15/28 (c)	225,000	220,500
Talen Energy Supply LLC, 7.250%, 5/15/27 (c)	330,000	328,350
		548,850
Food & Drug Retailers: 0.5%
Ingles Markets, Inc., 5.750%, 6/15/23	183,000	183,915
Food-Wholesale: 1.7%
KeHE Distributors LLC, 8.625%, 10/15/26 (c)	135,000	143,775
Simmons Foods, Inc., 7.750%, 1/15/24 (c)	190,000	198,208
TreeHouse Foods, Inc., 6.000%, 2/15/24 (c)	250,000	255,000
		596,983
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Investments & Miscellaneous Financial Services: 0.3%
Icahn Enterprises LP, 6.250%, 2/1/22	$100,000	$100,250
Media-Cable: 0.2%
DISH DBS Corp., 6.750%, 6/1/21	90,000	91,687
Media-Diversified: 0.3%
Netflix, Inc., 5.500%, 2/15/22	110,000	114,703
Media-Services: 0.4%
Nielsen Finance LLC, 5.000%, 4/15/22 (c)	150,000	149,580
Non-Food & Drug Retailers: 0.3%
QVC, Inc., 4.375%, 3/15/23	95,000	94,991
Packaging: 0.4%
Reynolds Group Issuer, Inc., 4.719% (3 Month US LIBOR + 3.500%), 7/15/21 (c)	150,000	148,875
Pharamceuticals & Devices: 0.6%
Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	225,000	224,764
Real Estate Development & Management: 0.4%
Cushman & Wakefield US Borrower LLC, 6.750%, 5/15/28 (c)	130,000	135,525
Support-Services: 0.4%
CoreCivic, Inc., 5.000%, 10/15/22	160,000	156,800
Telecom-Integrated/Services: 0.5%
Hughes Satellite Systems Corp., 5.250%, 8/1/26	85,000	87,907
Level 3 Financing, Inc., 5.375%, 1/15/24	100,000	100,750
		188,657
Total Corporate Bonds (cost $3,985,958)		4,028,779

Total Investments - 95.5% (cost $35,008,581)		33,961,648
Other Assets & Liabilities 4.5%		1,589,076
Net Assets: 100.0%		$35,550,724
Percentages are stated as a percent of net assets.
(a)
Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)
Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(c)
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2020, the value of these investments was $2,117,242, or 6.0% of total net assets.

Country Exposure (as a percentage of total investments) (Unaudited)
United States	98.8%
Curacao	0.7%
Jersey	0.5%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
link
	Principal	Value
Convertible Bond: 0.5%
Pharmaceuticals & Devices: 0.5%
Teva Pharmaceutical Finance Co. LLC, 0.250%, 2/1/26	$220,000	$ 213,049
Total Convertible Bond (cost $215,167)		213,049

Corporate Bonds: 89.1%
Aerospace: 0.5%
Spirit AeroSystems, Inc., 1.113% (3 Month US LIBOR + 0.800%), 6/15/21	230,000	214,207

Airline Companies: 1.7%
Delta Air Lines, Inc., 3.625%, 3/15/22	357,000	338,151
Delta Air Lines, Inc., 3.400%, 4/19/21	340,000	330,646
Delta Air Lines, Inc., 7.000%, 5/1/25 (a)	105,000	108,388
		777,185
Auto Parts & Equipment: 0.9%
The Goodyear Tire & Rubber Co., 8.750%, 8/15/20	225,000	226,305
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	180,000	172,800
		399,105
Automotive: 5.9%
Ford Motor Co., 8.500%, 4/21/23	245,000	259,087
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	200,000	201,940
Ford Motor Credit Co. LLC, 1.114% (3 Month US LIBOR + 0.810%), 4/5/21	200,000	191,953
Ford Motor Credit Co. LLC, 5.750%, 2/1/21	300,000	301,404
Ford Motor Credit Co. LLC, 3.087%, 1/9/23	1,270,000	1,207,287
General Motors Financial Co., Inc., 3.200%, 7/13/20	213,000	213,100
General Motors Financial Co., Inc., 4.150%, 6/19/23	231,000	241,449
		2,616,220
Banking: 1.4%
Ally Financial, Inc., 4.125%, 2/13/22	60,000	61,694
Barclays Bank PLC, 7.625%, 11/21/22	300,000	326,646
CIT Group, Inc., 4.125%, 3/9/21	220,000	220,378
		608,718
Brokerage: 0.4%
Oppenheimer Holdings, Inc., 6.750%, 7/1/22	183,000	186,089

Building & Construction: 3.9%
KB Home, 7.500%, 9/15/22	485,000	528,650
KB Home, 7.000%, 12/15/21	170,000	177,744
Lennar Corp., 8.375%, 1/15/21	320,000	330,342
Meritage Homes Corp., 7.000%, 4/1/22	150,000	157,875
Taylor Morrison Communities, Inc., 6.000%, 9/1/23 (a)	295,000	301,638
WESCO Distribution, Inc., 7.125%, 6/15/25 (a)	225,000	237,308
		1,733,557
	Principal	Value
Chemical Companies: 0.9%
Blue Cube Spinco LLC, 9.750%, 10/15/23	$145,000	$ 149,350
OCI NV, 6.625%, 4/15/23 (a)	255,000	256,275
		405,625
Computer Hardware: 2.5%
CommScope, Inc., 5.000%, 6/15/21 (a)	29,000	29,000
CommScope, Inc., 5.500%, 3/1/24 (a)	240,000	242,400
NCR Corp., 5.000%, 7/15/22	177,000	176,779
NCR Corp., 6.375%, 12/15/23	85,000	86,381
Xerox Corp., 4.500%, 5/15/21	480,000	483,730
Xerox Corp., 4.125%, 3/15/23	100,000	99,850
		1,118,140
Consumer/Commercial/Lease Financing: 5.2%
AerCap Ireland Capital DAC, 4.500%, 9/15/23	225,000	225,027
International Lease Finance Corp., 8.250%, 12/15/20	226,000	231,301
Navient Corp., 5.000%, 10/26/20	255,000	253,947
Navient Corp., 7.250%, 1/25/22	662,000	663,655
SLM Corp., 5.125%, 4/5/22	85,000	84,150
Springleaf Finance Corp., 7.750%, 10/1/21	285,000	296,528
Springleaf Finance Corp., 8.250%, 12/15/20	530,000	547,490
		2,302,098
Consumer-Products: 2.1%
Avon International Capital PLC, 6.500%, 8/15/22 (a)	230,000	225,400
Edgewell Personal Care Co., 4.700%, 5/24/22	190,000	196,175
Mattel, Inc., 3.150%, 3/15/23	435,000	409,700
Spectrum Brands, Inc., 6.125%, 12/15/24	113,000	116,108
		947,383
Diversified Capital Goods: 0.5%
Anixter, Inc., 5.125%, 10/1/21	200,000	210,520

Electric-Generation: 1.1%
Calpine Corp., 5.500%, 2/1/24	120,000	120,000
DPL, Inc., 4.125%, 7/1/25 (a)	185,000	185,052
NextEra Energy Operating Partners LP, 4.250%, 7/15/24 (a)	165,000	166,856
		471,908
Electronics: 1.7%
Advanced Micro Devices, Inc., 7.500%, 8/15/22	460,000	508,300
MagnaChip Semiconductor Corp., 6.625%, 7/15/21	243,000	240,570
		748,870
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Energy-Exploration & Production: 6.4%
Continental Resources, Inc., 5.000%, 9/15/22	$642,000	$ 631,850
EQT Corp., 4.875%, 11/15/21	215,000	210,635
EQT Corp., 3.000%, 10/1/22	210,000	195,300
Occidental Petroleum Corp., 2.700%, 8/15/22	495,000	460,820
Occidental Petroleum Corp., 1.398% (3 Month US LIBOR + 0.950%), 2/8/21	345,000	339,892
Occidental Petroleum Corp., 2.600%, 8/13/21	1,030,000	1,006,609
		2,845,106
Environmental & Waste: 0.4%
Stericycle, Inc., 5.375%, 7/15/24 (a)	185,000	189,625

Food-Wholesale: 1.3%
Simmons Foods, Inc., 7.750%, 1/15/24 (a)	240,000	250,368
TreeHouse Foods, Inc., 4.875%, 3/15/22	315,000	315,000
		565,368
Forestry/Paper: 1.0%
Cascades, Inc., 5.750%, 7/15/23 (a)	150,000	151,125
Norbord, Inc., 6.250%, 4/15/23 (a)	280,000	295,400
		446,525
Gaming: 3.3%
International Game Technology PLC, 6.250%, 2/15/22 (a)	331,000	334,103
MGM Resorts International, 7.750%, 3/15/22	1,115,000	1,134,178
		1,468,281
Gas Distribution: 3.9%
DCP Midstream Operating LP, 4.950%, 4/1/22	350,000	351,914
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23	440,000	433,400
Targa Resources Partners LP, 5.250%, 5/1/23	415,000	408,688
Western Midstream Operating LP, 5.375%, 6/1/21	329,000	328,178
Western Midstream Operating LP, 4.000%, 7/1/22	206,000	205,341
		1,727,521
Health Services: 2.7%
Centene Corp., 4.750%, 5/15/22	210,000	212,896
DaVita, Inc., 5.125%, 7/15/24	200,000	203,500
Encompass Health Corp., 5.125%, 3/15/23	359,000	360,795
MEDNAX, Inc., 5.250%, 12/1/23 (a)	445,000	442,775
		1,219,966
Hotels, Leisure & Restaurants: 3.2%
Carnival Corp., 3.950%, 10/15/20	114,000	112,697
Carnival Corp., 11.500%, 4/1/23 (a)	205,000	221,387
RHP Hotel Properties LP / RHP Finance Corp., 5.000%, 4/15/23	115,000	108,658
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	370,000	287,864
Royal Caribbean Cruises Ltd., 10.875%, 6/1/23 (a)	110,000	113,032
Wyndham Destinations, Inc., 5.625%, 3/1/21	305,000	301,950
Wyndham Destinations, Inc., 4.250%, 3/1/22	280,000	275,156
		1,420,744
	Principal	Value
Investments & Miscellaneous Financial Services: 1.6%
Icahn Enterprises LP, 6.250%, 2/1/22	$618,000	$ 619,545
Icahn Enterprises LP, 6.750%, 2/1/24	92,000	92,690
		712,235
Media-Broadcast: 2.3%
Sirius XM Radio, Inc., 4.625%, 5/15/23 (a)	320,000	321,760
Townsquare Media, Inc., 6.500%, 4/1/23 (a)	240,000	206,400
Univision Communications, Inc., 5.125%, 5/15/23 (a)	480,000	484,349
		1,012,509
Media-Cable: 4.5%
AMC Networks, Inc., 4.750%, 12/15/22	210,000	209,475
AMC Networks, Inc., 5.000%, 4/1/24	215,000	212,850
CSC Holdings LLC, 6.750%, 11/15/21	193,000	202,594
DISH DBS Corp., 6.750%, 6/1/21	280,000	285,250
DISH DBS Corp., 5.875%, 7/15/22	625,000	635,500
Videotron Ltd., 5.000%, 7/15/22	426,000	440,250
		1,985,919
Media-Services: 3.7%
Lamar Media Corp., 5.000%, 5/1/23	315,000	316,575
Nielsen Finance LLC, 5.000%, 4/15/22 (a)	1,315,000	1,311,318
		1,627,893
Multi-Line Insurance: 1.2%
MGIC Investment Corp., 5.750%, 8/15/23	250,000	258,125
Radian Group, Inc., 4.500%, 10/1/24	300,000	289,500
		547,625
Non-Food & Drug Retailers: 4.5%
Foot Locker, Inc., 8.500%, 1/15/22	645,000	670,800
L Brands, Inc., 5.625%, 2/15/22	220,000	215,050
Penske Automotive Group, Inc., 3.750%, 8/15/20	85,000	84,974
Macy's Retail Holdings, Inc., 3.450%, 1/15/21	460,000	434,700
QVC, Inc., 5.125%, 7/2/22	329,000	332,224
QVC, Inc., 4.375%, 3/15/23	250,000	249,975
		1,987,723
Packaging: 2.2%
Berry Global, Inc., 6.000%, 10/15/22	56,000	56,140
OI European Group BV, 4.000%, 3/15/23 (a)	210,000	206,835
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 (a)	100,000	103,250
Reynolds Group Issuer, Inc., 3.775% (3 Month US LIBOR + 3.500%), 7/15/21 (a)	120,000	119,100
Reynolds Group Issuer, Inc., 5.125%, 7/15/23 (a)	500,000	505,885
		991,210
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Pharmaceuticals & Devices: 1.0%
Bausch Health Cos, Inc., 5.875%, 5/15/23 (a)	$140,000	$ 139,650
Teva Pharmaceutical Finance, 2.200%, 7/21/21	164,000	160,661
Teva Pharmaceutical Finance, 2.950%, 12/18/22	145,000	139,925
		440,236
Real Estate Development & Management: 0.5%
Kennedy-Wilson, Inc., 5.875%, 4/1/24	230,000	228,850
Real Estate Investment Trusts (REITs): 3.4%
HAT Holdings I LLC, 5.250%, 7/15/24 (a)	365,000	372,300
iStar, Inc., 5.250%, 9/15/22	211,000	204,670
MPT Operating Partnership LP, 6.375%, 3/1/24	115,000	118,450
Service Properties Trust, 5.000%, 8/15/22	175,000	171,861
Service Properties Trust, 4.500%, 6/15/23	465,000	445,205
Starwood Property Trust, Inc., 5.000%, 12/15/21	68,000	65,960
Starwood Property Trust, Inc., 3.625%, 2/1/21	140,000	137,550
		1,515,996
Software/Services: 0.4%
Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)	170,000	173,060

Support-Services: 3.3%
CoreCivic, Inc., 5.000%, 10/15/22	645,000	632,100
Mobile Mini, Inc., 5.875%, 7/1/24	145,000	149,248
The ADT Security Corp., 6.250%, 10/15/21	445,000	458,350
The GEO Group, Inc., 5.875%, 1/15/22	245,000	229,075
		1,468,773
Telecom-Integrated/Services: 3.2%
CenturyLink, Inc., 6.450%, 6/15/21	150,000	153,405
Hughes Satellite Systems Corp., 7.625%, 6/15/21	630,000	648,900
Level 3 Financing, Inc., 5.375%, 8/15/22	445,000	445,213
Qwest Corp., 6.750%, 12/1/21	172,000	181,771
		1,429,289
Telecom-Wireless: 4.6%
Sprint Communications, Inc., 11.500%, 11/15/21	100,000	110,750
Sprint Communications, Inc., 7.000%, 8/15/20	480,000	482,059
Sprint Communications, Inc., 6.000%, 11/15/22	619,000	652,878
Sprint Corp., 7.250%, 9/15/21	515,000	539,900
Sprint Corp., 7.125%, 6/15/24	235,000	265,348
		2,050,935
Transportation Excluding Air/Rail: 1.8%
Great Lakes Dredge & Dock Corp., 8.000%, 5/15/22	213,000	218,325
Global Ship Lease, Inc., 9.875%, 11/15/22 (a)	150,000	140,508
Teekay Corp., 9.250%, 11/15/22 (a)	255,000	244,800
XPO Logistics, Inc., 6.125%, 9/1/23 (a)	215,000	217,688
		821,321

Total Corporate Bonds (cost $39,711,100)		39,616,335
	Principal	Value
Bank Loans: 4.2% (b)(c)
Auto Parts & Equipment: 0.2%
Aptiv Corp., 2.062%, 8/17/21
(1 Month US LIBOR + 1.250%)	$108,526	$ 97,673
(1 Month US LIBOR + 1.250%)	1,864	1,678
		99,351
Investments & Miscellaneous Financial Services: 0.5%
Russell Investments US Institutional Holdco, Inc., 3.822% (6 Month US LIBOR + 2.750%), 6/1/23	222,539	215,028

Media: 0.5%
Nexstar Broadcasting, Inc., 1.923% (1 Month US LIBOR + 1.750%), 10/26/23	229,100	216,500
WXXA-TV LLC, 1.923%, 10/24/23
(1 Month US LIBOR + 1.750%)	4,446	4,259
(1 Month US LIBOR + 1.750%)	2,021	1,936
		222,695
Media-Cable: 0.7%
WideOpenWest Finance LLC, 4.250% (1 Month US LIBOR + 3.250%), 8/19/23	323,338	307,306

Non-Food & Drug Retailers: 0.5%
PetSmart, Inc., 5.000% (3 Month US LIBOR + 4.000%), 3/10/22	201,205	198,255

Pharmaceuticals: 0.9%
Jaguar Holding Co. II, 3.500% (1 Month US LIBOR + 2.500%), 8/18/22	393,916	388,621

Software/Services: 0.5%
Rackspace Hosting, Inc., 4.000% (3 Month US LIBOR + 3.000%), 11/3/23	248,082	235,988

Telecom-Integrated/Services: 0.4%
Consolidated Communications, Inc., 4.000% (1 Month US LIBOR + 3.000%), 10/5/23	198,211	187,668

Total Bank Loans (cost $1,913,183)		1,854,912

U.S. Government Note: 0.9%
United States Treasury Note, 1.375%, 1/31/22	400,000	407,594
Total U.S. Government Note (cost $400,651)		407,594
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Shares	Value
Mutual Fund: 2.3%
Bank Loan Related: 2.3%
Penn Capital Defensive Floating Rate Income Fund - Institutional Class (d)	111,025	$1,032,529
Total Mutual Fund (cost $1,111,036)

Total Investments - 97.0% (cost $43,351,137)		43,124,419
Other Assets and Liabilities 3.0%		1,337,112
Net Assets: 100.0%		$44,461,531
Percentages are stated as a percent of net assets.
(a)
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." As of June 30, 2020, the value of these investments was $8,297,035, or 18.7% of total net assets.

(b)
Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)
Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	Affiliated company. See Note 7.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	90.7%
Canada	2.4%
United Kingdom	2.1%
Netherlands	1.4%
Liberia	0.9%
Marshall Islands	0.9%
Panama	0.8%
Ireland	0.5%
Curacao	0.3%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Corporate Bonds: 72.7%
Aerospace: 1.8%
Bombardier, Inc., 8.750%, 12/1/21 (a)	$75,000	$ 60,937
Spirit AeroSystems, Inc., 1.113% (3 Month LIBOR USD + 0.800%), 6/15/21	80,000	74,507
Spirit AeroSystems, Inc., 4.600%, 6/15/28	65,000	52,163
Spirit AeroSystems, Inc., 7.500%, 4/15/25 (a)	60,000	59,175
TransDigm, Inc., 6.250%, 3/15/26 (a)	40,000	39,975
TransDigm, Inc., 8.000%, 12/15/25 (a)	25,000	26,275
		313,032
Airline Companies: 2.9%
American Airlines Group, Inc., 5.000%, 6/1/22 (a)	60,000	34,800
Delta Air Lines, Inc., 3.625%, 3/15/22	50,000	47,360
Delta Air Lines, Inc., 2.900%, 10/28/24	50,000	40,551
Delta Air Lines, Inc., 7.000%, 5/1/25 (a)	35,000	36,129
Delta Air Lines, Inc., 7.375%, 1/15/26	70,000	67,718
Mileage Plus Holdings LLC, 6.500%, 6/20/27 (a)	40,000	40,100
United Airlines Holdings, Inc., 4.875%, 1/15/25	85,000	67,883
United Airlines Holdings, Inc., 4.250%, 10/1/22	95,000	80,750
VistaJet Malta Finance PLC, 10.500%, 6/1/24 (a)	120,000	108,000
		523,291
Auto Components: 0.2%
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	45,000	43,200

Automotive: 1.6%
Ford Motor Co., 8.500%, 4/21/23	85,000	89,888
Ford Motor Credit Co. LLC, 1.227% (3 Month US LIBOR + 0.930%), 9/24/20	95,000	94,240
General Motors Co., 6.125%, 10/1/25	65,000	73,047
General Motors Financial Co., Inc., 2.861% (3 Month US LIBOR + 1.550%), 1/14/22	20,000	19,868
		277,043
Banking: 0.5%
Ally Financial, Inc., 8.000%, 11/1/31	70,000	90,302
Building & Construction: 2.9%
Ashton Woods USA LLC, 6.750%, 8/1/25 (a)	40,000	39,300
Ashton Woods USA LLC, 9.875%, 4/1/27 (a)	85,000	90,312
Beazer Homes USA, Inc., 6.750%, 3/15/25	100,000	98,187
Century Communities, Inc., 5.875%, 7/15/25	85,000	84,575
MDC Holdings, Inc., 3.850%, 1/15/30	50,000	47,750
Taylor Morrison Communities, Inc., 5.875%, 1/31/25 (a)	95,000	96,425
TRI Pointe Group, Inc., 5.700%, 6/15/28	60,000	60,900
		517,449
	Principal	Value
Building Materials: 1.0%
Builders FirstSource, Inc., 5.000%, 3/1/30 (a)	$95,000	$ 89,300
Installed Building Products, Inc., 5.750%, 2/1/28 (a)	90,000	90,000
		179,300
Chemical Companies: 1.1%
Blue Cube Spinco LLC, 9.750%, 10/15/23	40,000	41,200
CF Industries, Inc., 4.950%, 6/1/43	75,000	80,835
Tronox, Inc., 6.500%, 5/1/25 (a)	40,000	40,200
Venator Finance Sarl, 5.750%, 7/15/25 (a)	60,000	42,668
		204,903
Computer Hardware: 2.0%
CommScope, Inc., 7.125%, 7/1/28 (a)	65,000	64,844
CommScope, Inc., 5.500%, 3/1/24 (a)	45,000	45,450
CommScope Technologies LLC, 6.000%, 6/15/25 (a)	60,000	57,942
Dell International LLC, 8.100%, 7/15/36 (a)	55,000	71,648
NCR Corp., 8.125%, 4/15/25 (a)	30,000	31,800
NCR Corp., 6.375%, 12/15/23	85,000	86,381
		358,065
Consumer/Commercial/Lease Financing: 2.0%
Avolon Holdings Ltd., 4.375%, 5/1/26 (a)	40,000	33,676
International Lease Finance Corp., 4.625%, 4/15/21	80,000	80,857
Navient Corp., 7.250%, 9/25/23	130,000	127,061
Park Aerospace Holdings Ltd., 5.250%, 8/15/22 (a)	60,000	56,322
Springleaf Finance Corp., 6.125%, 3/15/24	60,000	60,975
		358,891
Consumer-Products: 1.1%
CD&R Smokey Buyer, Inc., 6.750%, 7/15/25 (a)	90,000	93,591
Mattel, Inc., 3.150%, 3/15/23	50,000	47,092
Mattel, Inc., 5.875%, 12/15/27 (a)	50,000	51,875
		192,558
Electric-Generation: 2.1%
Talen Energy Supply LLC, 6.500%, 6/1/25	160,000	107,731
Talen Energy Supply LLC, 6.625%, 1/15/28 (a)	75,000	73,406
Vistra Operations Co. LLC, 5.500%, 9/1/26 (a)	130,000	133,008
Vistra Operations Co. LLC, 5.625%, 2/15/27 (a)	60,000	61,619
		375,764
Electronics: 0.3%
MagnaChip Semiconductor Corp., 6.625%, 7/15/21	45,000	44,550
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Energy-Exploration & Production: 7.1%
Antero Resources Corp., 5.625%, 6/1/23	$60,000	$ 38,400
Antero Resources Corp., 5.000%, 3/1/25	155,000	91,450
CNX Resources Corp., 7.250%, 3/14/27 (a)	55,000	50,600
Comstock Resources, Inc., 9.750%, 8/15/26	50,000	46,769
Devon Energy Corp., 5.600%, 7/15/41	60,000	58,557
EQT Corp., 6.125%, 2/1/25	90,000	89,687
Hilcorp Energy I LP, 5.750%, 10/1/25 (a)	85,000	72,250
Hilcorp Energy I LP, 6.250%, 11/1/28 (a)	50,000	40,125
Jagged Peak Energy LLC, 5.875%, 5/1/26	50,000	48,500
Matador Resources Co., 5.875%, 9/15/26	130,000	96,200
Montage Resources Corp., 8.875%, 7/15/23	50,000	39,500
Murphy Oil Corp., 6.875%, 8/15/24	45,000	42,075
Northern Oil and Gas, Inc., 8.500% Cash or 0.000% PIK, 5/15/23 (b)	110,000	94,017
Occidental Petroleum Corp., 2.600%, 8/13/21	45,000	43,978
Occidental Petroleum Corp., 2.900%, 8/15/24	91,000	77,805
Occidental Petroleum Corp., 5.550%, 3/15/26	140,000	127,779
PDC Energy, Inc., 5.750%, 5/15/26	25,000	22,750
PDC Energy, Inc., 6.125%, 9/15/24	60,000	55,800
QEP Resources, Inc., 5.375%, 10/1/22	35,000	26,600
QEP Resources, Inc., 5.250%, 5/1/23	25,000	16,500
WPX Energy, Inc., 4.500%, 1/15/30	100,000	88,361
		1,267,703
Entertainment: 2.1%
Carnival Corp., 3.950%, 10/15/20	20,000	19,771
Carnival Corp., 11.500%, 4/1/23 (a)	40,000	43,198
LTF Merger Sub, Inc., 8.500%, 6/15/23 (a)	70,000	57,925
Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	50,000	38,900
Royal Caribbean Cruises Ltd., 11.500%, 6/1/25 (a)	80,000	83,394
SeaWorld Parks & Entertainment, Inc., 8.750%, 5/1/25 (a)	85,000	85,850
Viking Cruises Ltd., 5.875%, 9/15/27 (a)	80,000	47,630
		376,668
Food & Drug Retailers: 1.2%
Albertsons Cos, Inc., 5.875%, 2/15/28 (a)	85,000	87,700
The Fresh Market, Inc., 9.750%, 5/1/23 (a)	155,000	133,688
		221,388
Food-Wholesale: 4.1%
Dole Food Co., Inc., 7.250%, 6/15/25 (a)	125,000	119,688
Herbalife Nutrition Ltd., 7.875%, 9/1/25 (a)	45,000	46,463
HLF Financing Sarl LLC, 7.250%, 8/15/26 (a)	55,000	55,275
JBS USA LUX SA, 6.750%, 2/15/28 (a)	40,000	42,250
KeHE Distributors LLC, 8.625%, 10/15/26 (a)	120,000	127,800
Kraft Heinz Foods Co., 4.375%, 6/1/46	165,000	162,151
Kraft Heinz Foods Co., 5.500%, 6/1/50 (a)	120,000	127,869
US Foods, Inc., 5.875%, 6/15/24 (a)	45,000	42,750
		724,246
	Principal	Value
Gaming: 3.1%
Colt Merger Sub, Inc., 8.125%, 7/1/27 (a)	$70,000	$ 68,075
Golden Entertainment, Inc., 7.625%, 4/15/26 (a)	70,000	64,400
Jacobs Entertainment, Inc., 7.875%, 2/1/24 (a)	70,000	61,670
MGM Resorts International, 6.750%, 5/1/25	85,000	84,157
Scientific Games International, Inc., 8.625%, 7/1/25 (a)	135,000	126,185
Stars Group Holdings BV, 7.000%, 7/15/26 (a)	110,000	115,953
Wynn Las Vegas LLC, 5.250%, 5/15/27 (a)	45,000	38,903
		559,343
Gas Distribution: 5.0%
Blue Racer Midstream LLC, 6.125%, 11/15/22 (a)	100,000	99,500
Crestwood Midstream Partners LP, 5.750%, 4/1/25	45,000	38,870
DCP Midstream Operating LP, 5.125%, 5/15/29	30,000	28,650
DCP Midstream Operating LP, 6.750%, 9/15/37 (a)	22,000	19,740
DCP Midstream Operating LP, 5.625%, 7/15/27	20,000	20,150
DCP Midstream Operating LP, 6.450%, 11/3/36 (a)	40,000	36,000
Enable Midstream Partners LP, 4.950%, 5/15/28	60,000	55,674
Energy Transfer Operating LP, 5.150%, 3/15/45	35,000	33,191
Energy Transfer Operating LP, 5.000%, 5/15/50	25,000	23,620
EnLink Midstream Partners LP, 4.150%, 6/1/25	55,000	42,350
EQM Midstream Partners LP, 6.500%, 7/15/48	43,000	39,251
Hess Midstream Operations LP, 5.625%, 2/15/26 (a)	45,000	44,527
NGPL PipeCo LLC, 7.768%, 12/15/37 (a)	45,000	54,909
Targa Resources Partners LP, 5.875%, 4/15/26	75,000	74,250
Targa Resources Partners LP, 5.500%, 3/1/30 (a)	50,000	48,281
Western Midstream Operating LP, 5.450%, 4/1/44	55,000	45,804
Western Midstream Operating LP, 3.950%, 6/1/25	120,000	112,406
Western Midstream Operating LP, 5.300%, 3/1/48	100,000	81,125
		898,298
Health Care Providers & Services: 0.5%
Centene Corp., 5.250%, 4/1/25 (a)	85,000	87,524
Hospitals: 0.3%
HCA, Inc., 5.500%, 6/15/47	40,000	48,694
Hotels: 0.8%
Hilton Grand Vacations Borrower LLC, 6.125%, 12/1/24	90,000	90,450
Marriott Ownership Resorts, Inc., 4.750%, 1/15/28 (a)	50,000	45,394
		135,844
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Investments & Miscellaneous Financial Services: 0.6%
Icahn Enterprises LP, 6.250%, 5/15/26	$105,000	$ 105,145
Machinery Companies: 0.3%
Welbilt, Inc., 9.500%, 2/15/24	50,000	47,750
Media-Broadcast: 3.4%
Diamond Sports Group LLC, 5.375%, 8/15/26 (a)	90,000	65,235
Diamond Sports Group LLC, 6.625%, 8/15/27 (a)	80,000	42,880
Diamond Sports Group LLC, 12.750%, 12/1/26 (a)	28,000	27,440
Entercom Media Corp., 7.250%, 11/1/24 (a)	110,000	95,700
Scripps Escrow, Inc., 5.875%, 7/15/27 (a)	50,000	47,375
Sinclair Television Group, Inc., 5.625%, 8/1/24 (a)	35,000	33,600
Sirius XM Radio, Inc., 5.000%, 8/1/27 (a)	40,000	41,033
The E.W. Scripps Co., 5.125%, 5/15/25 (a)	55,000	52,399
Townsquare Media, Inc., 6.500%, 4/1/23 (a)	140,000	120,400
Univision Communications, Inc., 6.625%, 6/1/27 (a)	90,000	85,950
		612,012
Media-Cable: 3.9%
Altice France Holding SA, 10.500%, 5/15/27 (a)	200,000	220,310
Altice France SA, 8.125%, 2/1/27 (a)	200,000	219,000
AMC Networks, Inc., 4.750%, 12/15/22	80,000	79,800
CCO Holdings LLC, 4.500%, 8/15/30 (a)	90,000	91,845
DISH DBS Corp., 5.875%, 7/15/22	40,000	40,672
DISH DBS Corp., 5.875%, 11/15/24	45,000	44,733
		696,360
Media-Diversified: 0.4%
Netflix, Inc., 5.875%, 11/15/28	65,000	73,925
Media-Services 0.5%
Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/24	95,000	88,125
Metals/Mining Excluding Steel: 3.8%
Arconic Corp., 6.000%, 5/15/25 (a)	60,000	61,725
Cleveland-Cliffs, Inc., 6.750%, 3/15/26 (a)	45,000	43,425
Cleveland-Cliffs, Inc., 5.750%, 3/1/25	160,000	136,208
Compass Minerals International, Inc., 6.750%, 12/1/27 (a)	90,000	94,500
Eldorado Gold Corp., 9.500%, 6/1/24 (a)	60,000	63,900
First Quantum Minerals Ltd., 7.250%, 5/15/22 (a)	200,000	195,800
SunCoke Energy Partners LP, 7.500%, 6/15/25 (a)	104,000	87,901
		683,459
	Principal	Value
Non-Food & Drug Retailers: 2.4%
Abercrombie & Fitch Management Co., 8.750%, 7/15/25 (a)	$90,000	$ 88,650
Burlington Coat Factory Warehouse Corp., 6.250%, 4/15/25 (a)	110,000	114,950
Lithia Motors, Inc., 4.625%, 12/15/27 (a)	50,000	49,500
Macy's Retail Holdings, Inc., 3.875%, 1/15/22	40,000	35,312
Macy's Retail Holdings, Inc., 3.450%, 1/15/21	70,000	66,150
Staples, Inc., 7.500%, 4/15/26 (a)	100,000	78,575
		433,137
Oil Field Equipment & Services: 0.2%
Nine Energy Service, Inc., 8.750%, 11/1/23 (a)	90,000	43,875
Packaging: 1.3%
LABL Escrow Issuer LLC, 10.500%, 7/15/27 (a)	65,000	69,063
Pactiv LLC, 7.950%, 12/15/25	60,000	63,900
Reynolds Group Issuer, Inc., 7.000%, 7/15/24 (a)	55,000	55,155
Reynolds Group Issuer, Inc., 4.719% (3 Month LIBOR USD + 3.500%), 7/15/21 (a)	40,000	39,700
		227,818
Pharmaceuticals & Devices: 1.4%
Bausch Health Americas, Inc., 9.250%, 4/1/26 (a)	90,000	97,641
Bausch Health Cos, Inc., 5.000%, 1/30/28 (a)	45,000	42,367
Bausch Health Cos, Inc., 6.250%, 2/15/29 (a)	40,000	40,200
Par Pharmaceutical, Inc., 7.500%, 4/1/27 (a)	65,000	66,703
		246,911
Printing & Publishing: 0.5%
Meredith Corp., 6.875%, 2/1/26	100,000	82,901
Real Estate Development & Management: 1.0%
Kennedy-Wilson, Inc., 5.875%, 4/1/24	85,000	84,575
Realogy Group LLC, 9.375%, 4/1/27 (a)	50,000	46,630
Realogy Group LLC, 7.625%, 6/15/25 (a)	45,000	44,888
		176,093
Real Estate Investment Trusts (REITs): 0.7%
HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, 4/15/25 (a)	75,000	78,563
Service Properties Trust, 4.350%, 10/1/24	50,000	45,065
		123,628
Restaurants: 0.6%
Yum! Brands, Inc., 6.875%, 11/15/37	45,000	48,375
Yum! Brands, Inc., 5.350%, 11/1/43	55,000	52,800
		101,175
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Software/Services: 1.7%
Expedia Group, Inc., 6.250%, 5/1/25 (a)	$60,000	$ 64,067
Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)	65,000	66,170
Photo Holdings Merger Sub, Inc., 8.500%, 10/1/26 (a)	180,000	169,875
		300,112
Steel Producers/Products: 0.3%
Big River Steel LLC, 7.250%, 9/1/25 (a)	55,000	52,525
Support-Services: 2.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 7/15/27 (a)	70,000	53,586
CoreCivic, Inc., 5.000%, 10/15/22	95,000	93,100
Iron Mountain, Inc., 5.250%, 7/15/30 (a)	15,000	14,688
Prime Security Services Borrower LLC, 6.250%, 1/15/28 (a)	45,000	42,386
The ADT Security Corp., 4.875%, 7/15/32 (a)	60,000	54,600
The GEO Group, Inc., 5.875%, 1/15/22	80,000	74,800
The GEO Group, Inc., 5.875%, 10/15/24	50,000	39,285
		372,445
Telecom-Integrated/Services: 2.1%
CenturyLink, Inc., 5.125%, 12/15/26 (a)	30,000	29,925
Cincinnati Bell, Inc., 8.000%, 10/15/25 (a)	100,000	104,375
Cincinnati Bell, Inc., 7.000%, 7/15/24 (a)	85,000	86,700
Embarq Corp., 7.995%, 6/1/36	55,000	61,765
Gogo Intermediate Holdings LLC, 9.875%, 5/1/24 (a)	110,000	92,950
		375,715
Telecom-Wireless: 1.5%
Sprint Capital Corp., 8.750%, 3/15/32	70,000	100,064
Sprint Corp., 7.125%, 6/15/24	60,000	67,749
United States Cellular Corp., 6.700%, 12/15/33	80,000	93,001
		260,814
Transportation Excluding Air/Rail: 0.3%
Teekay Corp., 9.250%, 11/15/22 (a)	50,000	48,000

Total Corporate Bonds (cost $12,948,006)		12,949,981

Convertible Bonds: 1.5%
Media-Broadcast: 0.8%
DISH Network Corp., 2.375%, 3/15/24	150,000	134,227
Telecom-Integrated/Services 0.4%
Gogo, Inc., 6.000%, 5/15/22	95,000	66,107
Transportation Excluding Air/Rail: 0.3%
Teekay Corp., 5.000%, 1/15/23	75,000	61,509
Total Convertible Bonds (cost $255,914)		261,843
	Principal	Value
Bank Loans: 6.0% (c)(d)
Aerospace: 0.2%
Ducommun, Inc., 4.186%, 11/21/25
(1 Month US LIBOR + 4.000%)	$28,634	$ 26,391
(1 Month US LIBOR + 4.000%)	7,189	6,626
		33,017
Airline Companies: 0.3%
Allegiant Travel Co., 3.433% (3 Month US LIBOR + 3.000%), 2/5/24	49,874	44,294
Auto Parts & Equipment: 0.7%
Dealer Tire LLC, 4.428%, 2/5/27
(1 Month US LIBOR + 4.250%)	79,173	75,478
(1 Month US LIBOR + 4.250%)	45,202	43,093
		118,571
Consumer-Products: 0.4%
BDF Acquisition Corp., 6.250% (3 Month US LIBOR + 5.250%), 8/8/23	98,175	76,413

Entertainment: 0.8%
Playtika Holding Corp., 7.072% (6 Month US LIBOR + 6.000%), 12/10/24	146,250	145,884

Food-Wholesale: 0.5%
Bellring Brands LLC, 6.000% (1 Month US LIBOR + 5.000%), 10/21/24	97,500	96,830

Gaming: 0.1%
Stars Group Holdings BV, 3.808% (3 Month US LIBOR + 3.500%), 7/10/25	24,702	24,528

Health Services: 0.4%
American Renal Holdings, Inc., 5.178% (1 Month US LIBOR + 5.000%), 6/22/24	73,106	68,537

Industrial: 0.3%
Deliver Buyer, Inc. 6.000% (3 Month US LIBOR + 5.000%), 5/1/2024	48,990	45,765

Investments & Miscellaneous Financial Services: 0.7%
Russell Investments US Institutional Holdco, Inc. 3.822% (6 Month US LIBOR + 2.750%), 6/1/23	43,828	42,349
Verifone Systems, Inc. 4.377% (3 Month US LIBOR + 4.000%), 8/20/25	98,997	82,204
		124,553
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Principal	Value
Media-Services: 0.5%
Terrier Media Buyer, Inc., 4.428% (3 Month US LIBOR + 4.250%), 12/17/26	$99,500	$94,691

Non-Food & Drug Retailers: 0.6%
Calceus Acquisition, Inc., 5.743% (2 Month US LIBOR + 5.500%), 2/12/25	117,049	108,856

Software/Services: 0.5%
Avaya, Inc., 4.435% (1 Month US LIBOR + 4.250%), 12/15/24	100,000	92,050

Total Bank Loans (cost $1,144,701)		1,073,989

	Shares
Mutual Fund: 11.6%
Bank Loan Related - 11.6%
Penn Capital Defensive Floating Rate Income Fund - Institutional Class (d)	223,346	2,077,114
Total Mutual Fund (cost $2,246,658)		2,077,114

Total Investments - 91.8% (cost $16,595,279)		16,362,927
Other Assets and Liabilities 8.2%		1,456,324
Net Assets: 100.0%		$17,819,251
Percentages are stated as a percent of net assets.
(a)
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2020, the value of these investments was $7,371,018, or 41.4% of total net assets.

(b)
Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(c)
Senior floating-rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years.

(d)	Affiliated company. See Note 7.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	90.0%
Canada	2.5%
Luxembourg	1.9%
France	1.3%
Cayman Islands	0.8%
Liberia	0.7%
Netherlands	0.7%
Marshall Islands	0.7%
Malta	0.7%
Panama	0.4%
Bermuda	0.3%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Shares	Value
Common Stocks: 92.6%
Aerospace & Defense: 3.9%
Aerojet Rocketdyne Holdings, Inc. (a)	2,170	$ 86,019
BWX Technologies, Inc.	1,566	88,698
Spirit AeroSystems Holdings, Inc. - Class A	4,515	108,089
		282,806
Air Freight & Logistics: 1.8%
XPO Logistics, Inc. (a)	1,655	127,849

Auto Components: 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	7,462	56,711

Banks: 6.2%
Ameris Bancorp	5,402	127,433
BankUnited, Inc.	1,756	35,559
FB Financial Corp.	4,829	119,614
South State Corp.	993	47,326
Western Alliance Bancorp	3,060	115,882
		445,814
Biotechnology: 2.6%
Exelixis, Inc. (a)	3,367	79,932
Halozyme Therapeutics, Inc. (a)	4,060	108,849
		188,781
Chemicals: 4.0%
Axalta Coating Systems Ltd. (a)	3,868	87,223
Huntsman Corp.	5,630	101,171
WR Grace & Co.	2,032	103,246
		291,640
Consumer Finance: 1.0%
LendingTree, Inc. (a)	254	73,541

Containers & Packaging: 1.3%
O-I Glass, Inc.	10,606	95,242

Diversified Consumer Services: 0.9%
Chegg, Inc. (a)	936	62,955

Diversified Telecommunication Services: 1.0%
Bandwidth, Inc. - Class A (a)	597	75,819

Electronic Equipment, Instruments & Components: 2.2%
Itron, Inc. (a)	1,379	91,359
MTS Systems Corp.	4,035	70,975
		162,334
Energy Equipment & Services: 1.2%
ChampionX Corp. (a)	8,679	84,707

	Shares	Value
Food & Staples Retailing: 1.6%
BJ's Wholesale Club Holdings, Inc. (a)	3,074	$ 114,568

Gas Utilities: 0.8%
National Fuel Gas Co.	1,353	56,731

Health Care Equipment & Supplies: 7.9%
Alphatec Holdings, Inc. (a)	25,781	121,171
CONMED Corp.	1,390	100,066
Envista Holdings Corp. (a)	4,721	99,566
GenMark Diagnostics, Inc. (a)	4,964	73,020
ICU Medical, Inc. (a)	412	75,936
Oxford Immunotec Global PLC (a)	7,654	99,502
		569,261
Health Care Providers & Services: 3.2%
Option Care Health, Inc. (a)	6,749	93,676
R1 RCM, Inc. (a)	12,192	135,941
		229,617
Hotels, Restaurants & Leisure: 8.8%
Boyd Gaming Corp.	5,282	110,394
Full House Resorts, Inc. (a)	35,740	47,534
Golden Entertainment, Inc. (a)	8,367	74,634
Marriott Vacations Worldwide Corp.	1,024	84,183
Papa John's International, Inc.	934	74,169
Planet Fitness, Inc. - Class A (a)	1,260	76,318
Red Rock Resorts, Inc. - Class A	5,334	58,194
SeaWorld Entertainment, Inc. (a)	7,612	112,734
		638,160
Household Durables: 2.7%
Installed Building Products, Inc. (a)	1,445	99,387
Meritage Homes Corp. (a)	1,256	95,607
		194,994
Insurance: 2.8%
Primerica, Inc.	570	66,462
Stewart Information Services Corp.	4,110	133,616
		200,078
IT Services: 1.0%
CACI International, Inc. - Class A (a)	327	70,920

Life Sciences Tools & Services: 3.1%
Avantor, Inc. (a)	5,454	92,718
Syneos Health, Inc. (a)	2,308	134,441
		227,159
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Shares	Value
Machinery: 6.4%
Alamo Group, Inc.	847	$ 86,936
Allison Transmission Holdings, Inc.	2,328	85,624
Evoqua Water Technologies Corp. (a)	3,126	58,144
Gates Industrial Corp. PLC (a)	12,966	133,290
Helios Technologies, Inc.	1,011	37,660
Pentair PLC	1,600	60,784
		462,438
Media: 6.6%
Cardlytics, Inc. (a)	1,028	71,939
EW Scripps Co. - Class A	15,043	131,626
Gray Television, Inc. (a)	10,050	140,198
Nexstar Media Group, Inc. - Class A	1,574	131,728
		475,491
Metals & Mining: 0.9%
SSR Mining, Inc. (a)	3,120	66,550

Professional Services: 0.7%
Upwork, Inc. (a)	3,709	53,558

Semiconductors & Semiconductor Equipment: 6.1%
Diodes, Inc. (a)	1,591	80,664
Rambus, Inc. (a)	6,707	101,946
Semtech Corp. (a)	1,473	76,920
Silicon Motion Technology Corp. - ADR	2,404	117,243
SiTime Corp. (a)	1,421	67,370
		444,143
Software: 5.4%
Five9, Inc. (a)	557	61,643
New Relic, Inc. (a)	1,098	75,652
Q2 Holdings, Inc. (a)	806	69,147
Rapid7, Inc. (a)	1,905	97,193
Workiva, Inc. (a)	1,691	90,452
		394,087
Specialty Retail: 3.8%
Five Below, Inc. (a)	684	73,126
Floor & Decor Holdings, Inc. - Class A (a)	1,268	73,100
National Vision Holdings, Inc. (a)	4,267	130,229
		276,455
Technology Hardware, Storage & Peripherals: 1.5%
Pure Storage, Inc. - Class A (a)	6,100	105,713

Thrifts & Mortgage Finance: 0.9%
WSFS Financial Corp.	2,286	65,608
	Shares	Value
Wireless Telecommunication Services: 1.5%
Boingo Wireless, Inc. (a)	8,371	$111,502

Total Common Stocks (cost $6,277,431)		6,705,232

Contingent Value Right: 0.0%
Media - 0.0%
Media General, Inc. (a)	1,867	19
Total Contingent Value Right (cost $0)		19

Real Estate Investment Trusts (REITs): 6.3%
Easterly Government Properties, Inc.	4,192	96,919
Gaming & Leisure Properties, Inc.	2,934	101,530
Physicians Realty Trust	7,625	133,590
QTS Realty Trust, Inc. - Class A	1,949	124,912
Total REITs (cost $383,757)		456,951

Total Investments - 98.9% (cost $6,661,188)		7,162,202
Other Assets and Liabilities 1.1%		83,002
Net Assets: 100.0%		$7,245,204
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)	No distribution or dividend was made during the period ending June 30, 2020. As such, it is classified as a non-income producing security as of June 30, 2020.
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
Country Exposure (as a percentage of total investments) (Unaudited)
United States	92.1%
United Kingdom	3.3%
Cayman Islands	1.6%
Bermuda	1.2%
Canada	0.9%
Ireland	0.9%

Sector Allocation (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
link
	Shares	Value
Common Stocks: 86.6%
Aerospace & Defense: 2.0%
Mercury Systems, Inc. (a)	4,145	$ 326,046

Banks: 1.9%
Pinnacle Financial Partners, Inc.	5,007	210,244
Western Alliance Bancorp	2,351	89,032
		299,276
Biotechnology: 4.6%
Exelixis, Inc. (a)	14,126	335,351
Halozyme Therapeutics, Inc. (a)	7,998	214,427
Neurocrine Biosciences, Inc. (a)	1,491	181,902
		731,680
Building Products: 6.0%
Allegion PLC	2,591	264,852
Lennox International, Inc.	1,269	295,664
Masco Corp.	7,815	392,391
		952,907
Chemicals: 1.1%
Axalta Coating Systems Ltd. (a)	7,854	177,108

Commercial Services & Supplies: 1.0%
IAA, Inc. (a)	4,240	163,537

Construction Materials: 1.8%
Martin Marietta Materials, Inc.	1,373	283,621

Diversified Financial Services: 2.4%
Voya Financial, Inc.	8,253	385,002

Electric Utilities: 2.3%
Pinnacle West Capital Corp.	5,024	368,209

Food & Staples Retailing: 1.9%
BJ's Wholesale Club Holdings, Inc. (a)	8,007	298,421

Food Products: 2.0%
Lamb Weston Holdings, Inc.	5,060	323,486

Health Care Equipment & Supplies: 4.4%
CONMED Corp.	1,652	118,928
ICU Medical, Inc. (a)	1,140	210,113
Teleflex, Inc.	1,039	378,175
		707,216
Health Care Providers & Services: 1.5%
Quest Diagnostics, Inc.	2,046	233,162
	Shares	Value
Hotels, Restaurants & Leisure: 2.6%
MGM Resorts International	7,409	$ 124,471
Vail Resorts, Inc.	1,596	290,712
		415,183
Household Durables: 2.0%
DR Horton, Inc.	5,695	315,788

Independent Power and Renewable Electricity Producers: 1.1%
Ormat Technologies, Inc.	2,852	181,073

Insurance: 5.5%
Arch Capital Group Ltd. (a)	5,957	170,668
Fidelity National Financial, Inc.	9,767	299,456
Lincoln National Corp.	3,897	143,371
Primerica, Inc.	2,285	266,431
		879,926
Interactive Media & Services: 2.3%
IAC/InterActiveCorp (a)	1,144	369,970

IT Services: 3.8%
Black Knight, Inc. (a)	2,795	202,805
GoDaddy, Inc. - Class A (a)	5,487	402,362
		605,167
Life Sciences Tools & Services: 3.8%
Avantor, Inc. (a)	11,730	199,410
PPD, Inc. (a)	8,199	219,733
PRA Health Sciences, Inc. (a)	1,852	180,181
		599,324
Machinery: 0.9%
Allison Transmission Holdings, Inc.	4,002	147,194

Media: 3.6%
Fox Corp. - Class B	11,231	301,440
Liberty Media Corp. - Liberty SiriusXM - Class A (a)	7,974	275,262
		576,702
Metals & Mining: 2.8%
Commercial Metals Co.	9,127	186,191
Kirkland Lake Gold Ltd.	6,216	256,348
		442,539
Pharmaceuticals: 2.4%
Catalent, Inc. (a)	5,230	383,359

Professional Services: 2.4%
TransUnion	4,480	389,939
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2020
	Shares	Value
Road & Rail: 1.5%
Schneider National, Inc. - Class B	9,559	$235,821

Semiconductors & Semiconductor Equipment: 6.4%
Marvell Technology Group Ltd.	8,237	288,789
Skyworks Solutions, Inc.	2,611	333,842
Teradyne, Inc.	4,668	394,493
		1,017,124
Software: 5.8%
Five9, Inc. (a)	2,402	265,829
Nice Ltd. - ADR (a)	1,859	351,797
Tyler Technologies, Inc. (a)	872	302,480
		920,106
Specialty Retail: 2.7%
Burlington Stores, Inc. (a)	1,333	262,507
Floor & Decor Holdings, Inc. - Class A (a)	2,978	171,682
		434,189
Technology Hardware, Storage & Peripherals: 1.1%
Western Digital Corp.	4,028	177,836

Trading Companies & Distributors: 0.7%
United Rentals, Inc. (a)	777	115,804

Water Utilities: 2.3%
Essential Utilities, Inc.	8,867	374,542

Total Common Stocks (Cost $11,170,798)		13,831,257

Real Estate Investment Trusts (REITs): 11.4%
Americold Realty Trust	7,523	273,085
Camden Property Trust	3,043	277,582
CyrusOne, Inc.	4,934	358,948
Healthcare Trust of America, Inc. - Class A	13,504	358,126
MGM Growth Properties LLC - Class A	5,609	152,621
Sun Communities, Inc.	2,914	395,372
Total REITs (cost $1,724,624)		1,815,734

Total Investments - 98.0% (cost $12,895,422)		15,646,991
Other Assets and Liabilities 2.0%		319,078
Net Assets: 100.0%		$15,966,069
Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	No distribution or dividend was made during the period ending June 30, 2020. As such, it is classified as a non-income producing security as of June 30, 2020.
Country Exposure (as a percentage of total investments)
United States	90.4%
Bermuda	4.1%
Israel	2.2%
Ireland	1.7%
Canada	1.6%

Sector Allocation (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
The Accompanying Footnotes are an Integral Part of these Financial Statements

PENN Capital Funds Trust
Statements of Assets and Liabilities
June 30, 2020
Assets	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Managed Alpha SMID Cap Equity Fund
Investments, at fair value(1)
Unaffiliated issuers	$ 33,961,648	$ 42,091,890	$ 14,285,813	$ 7,162,202	$ 15,646,991
Affiliated mutual fund (see Note 7)	—	1,032,529	2,077,114	—	—
Receivables:
Advisor reimbursement due	51,837	27,375	31,569	14,848	6,352
Dividends and interest	136,916	606,757	219,348	2,745	13,887
Investments sold	403,316	2,507	1,005,517	43,610	—
Fund shares sold	158,283	5,000	14,500	—	—
Cash	2,170,078	1,091,793	939,769	115,427	364,509
Other assets	18,957	24,827	9,132	9,985	9,793
Total assets	36,901,035	44,882,678	18,582,762	7,348,817	16,041,532

Liabilities
Payables:
Investments purchased	1,209,216	226,532	673,133	33,761	—
Fund shares redeemed	1,323	78,736	—	—	—
Distribution payable	39,938	20,653	185	—	—
Accrued expenses:
Professional fees	33,518	33,518	33,518	23,675	23,518
Administration fees	36,106	33,098	37,440	21,539	21,459
Custody fees	2,995	2,328	2,687	3,481	2,775
Transfer agent fees and expenses	8,645	8,267	6,314	5,801	6,227
Trustee fees and expenses	2,634	2,638	1,251	463	1,046
Other accrued expenses	15,936	15,377	8,983	14,893	20,438
Total liabilities	1,350,311	421,147	763,511	103,613	75,463
Net assets	$ 35,550,724	$ 44,461,531	$ 17,819,251	$ 7,245,204	$ 15,966,069

Composition of Net Assets
Paid-in capital	$ 39,845,888	$ 47,427,400	$ 19,935,597	$7,887,999	$ 14,914,131
Total distributable earnings/accumulated loss	(4,295,164)	(2,965,869)	(2,116,346)	(642,795)	1,051,938
Net assets	$ 35,550,724	$ 44,461,531	$ 17,819,251	$ 7,245,204	$ 15,966,069

Institutional Class
Net assets applicable to outstanding shares	$ 35,550,724	$ 44,461,531	$ 17,819,251	$ 7,245,204	$ 15,966,069
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,821,147	4,763,094	2,006,932	776,466	1,390,037
Net asset value per share outstanding	$9.30	$9.33	$ 8.88	$ 9.33	$11.49

Investor Class(2)
Net assets applicable to outstanding shares	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—	—	—	—
Net asset value per share outstanding	$—	$—	$—	$—	$—
_________
(1) Investment in securities at cost
Unaffiliated issuers	$35,008,581	$42,240,101	$14,348,621	$6,661,188	$12,895,422
Affiliated mutual fund (see Note 7)	—	1,111,036	2,246,658	—	—
(2) No information is provided for Investor Share Class shares because shares of that Class had not yet been issued as of June 30, 2020.
The accompanying notes are an integral part of the financial statements.

PENN Capital Funds Trust
Statements of Operations
Year Ended June 30, 2020
	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Managed Alpha SMID Cap Equity Fund
Investment Income (Loss)
Income
Dividends*
Unaffiliated dividends	$—	$—	$ 1,269	$ 57,531	$ 152,369
Dividend distributions from affiliated mutual fund (see Note 7)	—	46,080	135,676	—	—
Interest**	2,095,281	1,828,190	997,748	1,588	8,020
Total income	2,095,281	1,874,270	1,134,693	59,119	160,389

Investment advisory fees	231,851	191,077	122,676	83,616	141,305
Administration and accounting	154,271	102,030	113,771	63,403	63,192
Professional fees	39,188	38,998	39,168	29,469	29,164
Shareholder servicing fees	33,956	42,002	12,709	13,203	12,063
Registration	28,498	25,463	22,972	21,752	22,909
Shareholder communication	22,807	20,592	5,905	4,421	6,733
Transfer agent expense	21,381	25,225	18,985	16,855	18,913
Compliance fees	14,305	14,431	14,137	14,168	14,166
Insurance	11,102	10,073	4,484	2,546	4,032
Custodian	11,047	7,336	10,390	6,905	8,777
Trustees	7,923	8,989	3,063	1,478	2,729
Interest expense (see Note 9)	1,612	—	—	40	—
Miscellaneous	1,587	1,573	1,086	13,749	11,969
Total expenses	579,528	487,789	369,346	271,605	335,952
Expense waiver and reimbursement from Advisor	(308,125)	(258,497)	(241,623)	(175,626)	(169,526)
Net expenses	271,403	229,292	127,723	95,979	166,426
Net investment income (loss)	1,823,878	1,644,978	1,006,970	(36,860)	(6,037)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments
Unaffiliated issuers	(2,928,732)	(2,625,853)	(1,720,083)	(799,718)	(1,519,717)
Affiliated Mutual Fund (See Note 7)	—	(72,063)	(132,209)	—	—
Net change in unrealized appreciation (depreciation)
Unaffiliated issuers	(922,311)	(340,064)	(148,556)	(471,563)	466,063
Affiliated Mutual Fund (See Note 7)	—	(70,160)	(107,895)	—	—
Net realized and unrealized loss on investments	(3,851,043)	(3,108,140)	(2,108,743)	(1,271,281)	(1,053,654)
Net decrease in net assets resulting from operations	$(2,027,165)	$ (1,463,162)	$ (1,101,773)	$ (1,308,141)	$ (1,059,691)
_________
* Net of foreign taxes withheld	$—	$—	$—	$ 571	$ 270

** Net of foreign taxes withheld	$ 1,089	$ 2,139	$—	$—	$—
The accompanying notes are an integral part of the financial statements.

PENN Capital Funds Trust
Statements of Changes in Net Assets
	Penn Capital Defensive Floating Rate Income Fund		Penn Capital Defensive Short Duration High Income Fund		Penn Capital Multi-Credit High Income Fund		Penn Capital Special Situations Small Cap Equity Fund		Penn Capital Managed Alpha SMID Cap Equity Fund
Increase (Decrease) in Net Assets	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations
Net investment income (loss)	$1,823,878	$1,792,841	$1,644,978	$837,408	$1,006,970	$841,513	$(36,860)	$(51,603)	$(6,037)	$(15,532)
Net realized gain (loss) on investments:	(2,928,732)	(273,197)	(2,697,916)	(42,322)	(1,852,292)	3,151	(799,718)	(214,421)	(1,519,717)	570,842
Net change in unrealized appreciation (depreciation)	(922,311)	(119,403)	(410,224)	323,119	(256,451)	(9,252)	(471,563)	(1,835,597)	466,063	(72,523)
Net increase (decrease) in net assets resulting from operations	(2,027,165)	1,400,241	(1,463,162)	1,118,205	(1,101,773)	835,412	(1,308,141)	(2,101,621)	(1,059,691)	482,787

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(1,836,175)	(1,892,386)	(1,650,678)	(856,770)	(1,019,814)	(902,124)	—	(1,194,500)	(768,746)	(1,274,995)
Total dividends and distributions to shareholders	(1,836,175)	(1,892,386)	(1,650,678)	(856,770)	(1,019,814)	(902,124)	—	(1,194,500)	(768,746)	(1,274,995)

Capital share transactions
Net proceeds from sale of shares	18,491,650	10,672,029	16,771,927	22,772,480	4,414,934	1,638,773	729,876	1,418,042	3,456,834	224,305
Dividends and distributions reinvested	1,226,820	1,380,000	1,505,063	853,180	1,017,853	895,794	—	1,167,457	763,333	1,251,646
Cost of shares redeemed**	(17,788,929)	(5,804,117)	(5,625,205)	(1,399,351)	(727,739)	(1,045,925)	(2,374,092)	(10,380,725)	(788,975)	(1,230,612)
Net increase (decrease) in net assets resulting from capital share transactions	1,929,541	6,247,912	12,651,785	22,226,309	4,705,048	1,488,642	(1,644,216)	(7,795,226)	3,431,192	245,339

Net increase (decrease) in net assets	(1,933,799)	5,755,767	9,537,945	22,487,744	2,583,461	1,421,930	(2,952,357)	(11,091,347)	1,602,755	(546,869)

Net Assets
Beginning of year	37,484,523	31,728,756	34,923,586	12,435,842	15,235,790	13,813,860	10,197,561	21,288,908	14,363,314	14,910,183

End of year	$35,550,724	$37,484,523	$44,461,531	$34,923,586	$17,819,251	$15,235,790	$7,245,204	$10,197,561	$15,966,069	$14,363,314

** Net of redemption fees of:	$670	$485	$—	$2,584	$929	$511	$—	$1,063	$—	$297
The accompanying notes are an integral part of the financial statements.

PENN Capital Funds Trust
Financial Highlights
	Per Common Share Data(a)									Supplemental data and ratios
		Income from investment operations			Distributions to shareholders

Penn Capital Defensive Floating Rate Income Fund
Institutional Class
7/1/19 to 6/30/20	$9.97	0.42	(0.67)	(0.25)(f)	(0.42)	—	(0.42)	$9.30	(2.57)%	$ 35,551	0.64%	1.37%	4.33%	3.60%	93%
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39 (f)	(0.51)	—	(0.51)	$9.97	4.04%	$ 37,485	0.64%	1.43%	4.89%	4.10%	57%
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37	(0.43)	(0.06)	(0.49)	$ 10.09	3.71%	$ 31,729	0.65%(g)	1.64%	4.31%(g)	3.32%	65%
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57	(0.40)	(0.05)	(0.45)	$ 10.21	5.66%	$ 25,031	0.74%	1.95%	3.90%	2.69%	108%
11/30/15(e) to 6/30/16	$10.00	0.14	0.06	0.20	(0.11)	—	(0.11)	$ 10.09	1.99%(d)	$ 18,625	0.74%	2.77%	2.56%	0.53%	43%(d)
Penn Capital Defensive Short Duration High Income Fund
Institutional Class
7/1/19 to 6/30/20	$9.93	0.37	(0.59)	(0.22)	(0.38)	—	(0.38)	$9.33	(2.33)%	$ 44,462	0.54%	1.15%	3.87%	3.26%	113%
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45 (f)	(0.37)	—	(0.37)	$9.93	4.65%	$ 34,924	0.54%	1.44%	3.75%	2.85%	48%
7/17/17(e) to 6/30/18	$10.00	0.27	(0.17)	0.10	(0.25)	—	(0.25)	$9.85	1.03%(d)	$ 12,436	0.54%	2.70%	3.08%	0.92%	39%(d)
Penn Capital Multi-Credit High Income Fund
Institutional Class
7/1/19 to 6/30/20	$9.99	0.53	(1.10)	(0.57)(f)	(0.54)	—	(0.54)	$8.88	(5.86)%	$ 17,819	0.72%	2.08%	5.66%	4.30%	149%
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57 (f)	(0.61)	(0.03)	(0.64)	$9.99	5.83%	$ 15,236	0.72%	2.26%	5.90%	4.36%	85%
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39 (f)	(0.63)	(0.22)	(0.85)	$ 10.06	3.81%	$ 13,814	0.72%	2.80%	5.89%	3.81%	66%
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29	(0.72)	—	(0.72)	$ 10.52	13.36%	$8,772	0.72%	3.25%	7.01%	4.48%	79%
11/30/15(e) to 6/30/16	$10.00	0.35	(0.10)	0.25	(0.30)	—	(0.30)	$9.95	2.66%(d)	$7,843	0.72%	5.14%	6.34%	1.92%	62%(d)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
7/1/19 to 6/30/20	$10.67	(0.03)	(1.31)	(1.34)	—	—	—	$ 9.33	(12.56)%	$ 7,245	1.09%	3.09%	(0.42)%	(2.42)%	115%
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03) (f)	—	(0.89)	(0.89)	$ 10.67	(7.91)%	$ 10,198	1.09%	2.38%	(0.35)%	(1.64)%	97%
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28 (f)	—	(1.40)	(1.40)	$ 12.59	20.31%	$ 21,289	1.09%	2.09%	(0.64)%	(1.64)%	105%
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20 (f)	—	(0.81)	(0.81)	$11.71	21.52%	$ 21,867	1.09%	2.19%	(0.54)%	(1.64)%	101%
12/17/15(e) to 6/30/16	$10.00	(0.02)	0.34	0.32	—	—	—	$ 10.32	3.20%(d)	$8,554	1.09%	5.63%	(0.48)%	(5.02)%	102%(d)
Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class
7/1/19 to 6/30/20	$12.68	—(h)	(0.60)	(0.60)	—	(0.59)	(0.59)	$11.49	(5.23)%	$ 15,966	1.06%	2.14%	(0.04)%	(1.12)%	57%
7/1/18 to 6/30/19	$13.55	(0.01)	0.37	0.36(f)	—	(1.23)	(1.23)	$ 12.68	3.64%	$ 14,363	1.06%	2.20%	(0.11)%	(1.25)%	40%
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03	—	(0.21)	(0.21)	$ 13.55	17.41%	$ 14,910	1.06%	2.38%	(0.34)%	(1.66)%	64%
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08	—	—	—	$11.73	21.55%	$11,027	1.06%	2.63%	(0.29)%	(1.86)%	91%
11/30/15(e) to 6/30/16	$10.00	(0.03)	(0.32)	(0.35)	—	—	—	$9.65	(3.50)%(d)	$9,462	1.06%	3.74%	(0.53)%	(3.21)%	70%(d)
*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	Commencement of operations.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.
(h)	Amount is less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
1. Organization
PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Defensive Floating Rate Income Fund, the Penn Capital Defensive Short Duration High Income Fund, the Penn Capital Multi-Credit High Income Fund, the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Managed Alpha SMID Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.
The Penn Capital Defensive Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Defensive Floating Rate Income Fund commenced operations on November 30, 2015.
The Penn Capital Defensive Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Defensive Short Duration High Income Fund commenced operations on July 17, 2017.
The Penn Capital Multi-Credit High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Multi-Credit High Income Fund commenced operations on November 30, 2015.
The Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Managed Alpha SMID Cap Equity Fund commenced operations on November 30, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.
Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, Inc. (the “Advisor”) serves as the investment advisor to the Funds.
The Trust offers two classes of shares for the Penn Capital Defensive Floating Rate Income Fund, the Penn Capital Multi-Credit High Income Fund, the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Managed Alpha SMID Cap Equity Fund: Institutional and Investor Class. The Trust offers Institutional Class shares for the Penn Capital Defensive Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of June 30, 2020. Neither class has a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of June 30, 2020.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
A. Investment Valuation
The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:
Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.
A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.
Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.
Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.
Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.
Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following table summarizes the inputs used as of June 30, 2020, in valuing each Fund’s investments:
Description
Penn Capital Defensive Floating Rate Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Bank Loans	$ —	$29,932,869	$ —	$29,932,869
Corporate Bonds	—	4,028,779	—	4,028,779
Total Investments in Securities	$—	$33,961,648	$—	$33,961,648
Penn Capital Defensive Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Convertible Bond	$—	$213,049	$ —	$213,049
Corporate Bonds	—	39,616,335	—	39,616,335
Bank Loans	—	1,854,912	—	1,854,912
U.S. Government Note	—	407,594	—	407,594
Mutual Fund	1,032,529	—	—	1,032,529
Total Investments in Securities	$1,032,529	$42,091,890	$—	$43,124,419
Penn Capital Multi-Credit High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Corporate Bonds	$—	$12,949,981	$ —	$12,949,981
Convertible Bonds	—	261,843	—	261,843
Bank Loans	—	1,073,989	—	1,073,989
Mutual Fund	2,077,114	—	—	2,077,114
Total Investments in Securities	$2,077,114	$14,285,813	$—	$16,362,927
Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$6,705,232	$ —	$ —	$6,705,232
Contingent Value Right	—	19	—	19
Real Estate Investment Trusts (REITs)	456,951	—	—	456,951
Total Investments in Securities	$7,162,183	$19	$—	$7,162,202

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
Penn Capital Managed Alpha SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$13,831,257	$ —	$ —	$13,831,257
Real Estate Investment Trusts (REITs)	1,815,734	—	—	1,815,734
Total Investments in Securities	$15,646,991	$—	$—	$15,646,991
(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.
The following table reconciles Level 3 investments based on the inputs used to determine fair value:
Penn Capital Multi-Credit High Income Fund	Balance as of July 1, 2019	Purchases	Sales	Accretion of Discount	Net Realized Gain/Loss	Balance as of June 30, 2020	Change in Unrealized Appreciation from Investments Held as of June 30, 2020
Common Stock
ACC Claims Holdings LLC	$ —	$ —	$(81)	$ —	$(156)	$ —	$237
Preferred Stock
Spanish Broadcasting Systems, Inc.	$40	$—	$—	$—	$(613)	$—	$573
B. Investment Transactions and Related Investment Income
Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Expenses
The Trust’s expenses are allocated to the individual Fund in proportion to the net assets of the respective Fund when the expenses were incurred, except where direct allocations of expenses can be made.
D. Use of Estimates
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.
E. Dividends and Distributions
Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Defensive Floating Rate Income Fund, the Penn Capital Defensive Short Duration High Income Fund, and the Penn Capital Multi-Credit High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Managed Alpha SMID Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.
The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
F. Federal Income Taxes
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.
G. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.
3. Agreements and Related Party Transactions
Investment Advisory Agreement
The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.
Penn Capital Defensive Floating Rate Income Fund	0.55%
Penn Capital Defensive Short Duration High Income Fund	0.45%
Penn Capital Multi-Credit High Income Fund	0.69%
Penn Capital Special Situations Small Cap Equity Fund	0.95%
Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%
With respect to each Fund other than the Penn Capital Defensive Short Duration High Income Fund and the Penn Capital Multi-Credit High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Defensive Short Duration High Income Fund and the Penn Capital Multi-Credit High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through October 30, 2020. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.
	Institutional Class	Investor Class
Penn Capital Defensive Floating Rate Income Fund	0.64%	0.89%
Penn Capital Defensive Short Duration High Income Fund	0.54%	N/A
Penn Capital Multi-Credit High Income Fund	0.72%	0.97%
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%
Penn Capital Managed Alpha SMID Cap Equity Fund	1.06%	1.31%

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:
Fiscal Period Incurred	Amount Waived/ Expense Assumed	Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Defensive Floating Rate Income Fund
June 30, 2018	$ 281,780	$ —	$ 281,780	2021
June 30, 2019	291,034	—	291,034	2022
June 30, 2020	308,125	—	308,125	2023
Total	$880,939	$—	$880,939
Penn Capital Defensive Short Duration High Income Fund
June 30, 2018	$164,748	$—	$164,748	2021
June 30, 2019	200,969(1)	—	198,460	2022
June 30, 2020	258,497(1)	—	251,625	2023
Total	$624,214	$—	$614,833
Penn Capital Multi-Credit High Income Fund
June 30, 2018	$226,073	$—	$226,073	2021
June 30, 2019	219,408(1)	—	204,979	2022
June 30, 2020	241,623(1)	—	221,552	2023
Total	$687,104	$—	$652,604
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2018	$208,947	$—	$208,947	2021
June 30, 2019	187,190	—	187,190	2022
June 30, 2020	175,626	—	175,626	2023
Total	$571,763	$—	$571,763
Penn Capital Managed Alpha SMID Cap Equity Fund
June 30, 2018	$175,125	$—	$175,125	2021
June 30, 2019	160,750	—	160,750	2022
June 30, 2020	169,526	—	169,526	2023
Total	$505,401	$—	$505,401
(1)	Includes fees waived that are not subject to potential recoupment.
Certain Officers and Trustees of the Funds are also Officers of the Advisor.
As of June 30, 2020, greater than 5% of the following PENN Capital Fund was held by another PENN Capital Fund.
Affiliated Fund Held	% Owned	Significant Owner
Penn Capital Defensive Floating Rate Income Fund	5.84%	Penn Capital Multi-Credit High Income Fund
The Trust has engaged Foreside Fund Officers Services, LLC to provide compliance services including the appointment of the Trust’s Chief Compliance Officer and Anti-Money Laundering Officer.
Distribution Agreement
Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the fiscal year ended June 30, 2020, there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of June 30, 2020.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
The Trust has engaged U.S. Bank Global Fund Services to serve as each Fund’s administrator, fund accountant, and transfer agent. The Trust has engaged U.S. Bank, N.A. to serve as each Fund’s custodian.
Shareholder Servicing Plan
The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Investor Class and Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (“service fees”) in an amount up to 0.15% of its average daily net assets. For the fiscal year ended June 30, 2020, there were no service fees incurred by the Investor Class shares because the Investor Class shares had not yet been issued as of June 30, 2020. The amount actually incurred by the Institutional Class shares for the fiscal year ended June 30, 2020, on an annualized basis was 0.08% for the Penn Capital Defensive Floating Rate Income Fund, 0.10% for the Penn Capital Defensive Short Duration High Income Fund, 0.07% for the Penn Capital Multi-Credit High Income Fund, 0.15% for the Penn Capital Special Situations Small Cap Equity Fund, and 0.08% for the Penn Capital Managed Alpha SMID Cap Equity Fund.
Other Related Party Transactions
The Advisor, affiliates of the Advisor and the officers of the Trust, have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in each Fund’s Prospectus.
4. Federal Tax Information
It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.
The following information is provided on a tax basis as of June 30, 2020:
	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Managed Alpha SMID Cap Equity Fund
Cost of investments	$ 35,015,401	$ 43,357,414	$ 16,608,415	$6,788,298	$ 12,931,849
Gross unrealized appreciation	216,089	374,117	401,831	1,164,708	3,399,002
Gross unrealized depreciation	(1,269,842)	(607,112)	(647,319)	(790,804)	(683,860)
Net unrealized appreciation (depreciation)	(1,053,753)	(232,995)	(245,488)	373,904	2,715,142
Undistributed ordinary income	43,769	28,898	6,863	—	—
Undistributed long-term capital gains	—	—	—	—	—
Distributable earnings	43,769	28,898	6,863	—	—
Other accumulated losses	(3,285,180)	(2,761,772)	(1,877,721)	(1,016,699)	(1,663,204)
Total accumulated earnings (losses)	$(4,295,164)	$(2,965,869)	$(2,116,346)	$(642,795)	$1,051,938
Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
These differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:
	Distributable Earnings	Paid-In Capital
Penn Capital Multi-Credit High Income Fund	62	(62)
Penn Capital Special Situations Small Cap Equity Fund	15,166	(15,166)
Penn Capital Managed Alpha SMID Cap Equity Fund	6,037	(6,037)
The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:
	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Defensive Floating Rate Income Fund	unlimited	$ 2,043,577	$1,201,664
Penn Capital Defensive Short Duration High Income Fund	unlimited	2,599,689	141,430
Penn Capital Multi-Credit High Income Fund	unlimited	1,471,956	405,579
Penn Capital Special Situations Small Cap Equity Fund	unlimited	804,161	190,803
A regulated investment company may elect for any taxable year to treat any portion of the qualifies late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.
For the fiscal year ended June 30, 2020 the Penn Capital Managed Alpha SMID Cap Equity Fund had post-October losses of $1,663,203. The Penn Capital Special Situations Small Cap Equity Fund had late year ordinary losses of $21,737.
The character of distributions for tax purposes paid during the fiscal year ended June 30, 2020, is as follows:
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Defensive Floating Rate Income Fund	$1,836,175	$—
Penn Capital Defensive Short Duration High Income Fund	1,650,678	—
Penn Capital Multi-Credit High Income Fund	1,019,814	—
Penn Capital Special Situations Small Cap Equity Fund	—	—
Penn Capital Managed Alpha SMID Cap Equity Fund	—	768,746
The character of distributions for tax purposes paid during the fiscal year ended June 30, 2019, is as follows:
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Defensive Floating Rate Income Fund	$ 1,892,386	$—
Penn Capital Defensive Short Duration High Income Fund	856,770	—
Penn Capital Multi-Credit High Income Fund	888,097	14,027
Penn Capital Special Situations Small Cap Equity Fund	272,601	921,899
Penn Capital Managed Alpha SMID Cap Equity Fund	385,893	889,102
5. Investment Transactions
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal year ended June 30, 2020, were as follows:
	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Defensive Floating Rate Income Fund	$38,550,509	$36,950,101	$403,781	$—
Penn Capital Defensive Short Duration High Income Fund	55,442,446	44,964,076	801,303	402,438
Penn Capital Multi-Credit High Income Fund	28,523,912	25,101,657	—	288,361
Penn Capital Special Situations Small Cap Equity Fund	10,008,479	11,703,483	—	—
Penn Capital Managed Alpha SMID Cap Equity Fund	11,511,739	8,587,296	—	—

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
6. Capital Share Transactions
	Penn Capital Defensive Floating Rate Income Fund July 1, 2019 – June 30, 2020	Penn Capital Defensive Short Duration High Income Fund July 1, 2019 – June 30, 2020	Penn Capital Multi-Credit High Income Fund July 1, 2019 – June 30, 2020	Penn Capital Special Situations Small Cap Equity Fund July 1, 2019 – June 30, 2020	Penn Capital Managed Alpha SMID Cap Equity Fund July 1, 2019 – June 30, 2020
Institutional Class Shares
Shares sold	1,866,942	1,693,122	449,789	68,570	267,062
Shares issued in reinvestment of dividends	126,658	155,644	107,761	—	58,899
Shares redeemed	(1,931,686)	(601,812)	(76,311)	(247,422)	(68,771)
Net increase (decrease)	61,914	1,246,954	481,239	(178,852)	257,190
Institutional Amount
Shares sold	18,491,650	16,771,927	4,414,934	729,876	3,456,834
Shares issued in reinvestment of dividends	1,226,820	1,505,063	1,017,853	—	763,333
Shares redeemed	(17,788,929)	(5,625,205)	(727,739)	(2,374,092)	(788,975)
Net increase (decrease)	1,929,541	12,651,785	4,705,048	(1,644,216)	3,431,192
7. Transactions with Affiliates
The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the fiscal year from July 1, 2019 through June 30, 2020. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:
	July 1, 2019		Additions		Reductions		June 30, 2020					June 30, 2020
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Dividend Income	Capital Gain Distribution	Unrealized Depreciation Change	Realized Loss	Value	Cost
Penn Capital Multi-Credit High Income Fund
Penn Capital Defensive Floating Rate Income Fund	374,790	$3,798,301	65,247	$650,566	(216,691)	$(2,202,209)	223,346	$ 135,676	$—	$ (107,895)	$ (132,209)	$2,077,114	$2,246,658
Penn Capital Defensive Short Duration High Income Fund
Penn Capital Defensive Floating Rate Income Fund	78,102	$787,019	89,670	$896,080	(56,747)	$(572,063)	111,025	$46,080	$ —	$(70,160)	$(72,063)	$1,032,529	$1,111,036
8. Credit Risk, LIBOR and Asset Concentration
Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.
High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2020
extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.
A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away for LIBOR on a Fund or on certain instruments in which a Fund invests are not known.
9. Line of Credit
PENN Capital Funds Trust has a $10,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of June 30, 2020 was 3.25%. During the fiscal year ended June 30, 2020, the Penn Capital Defensive Short Duration High Income Fund, the Penn Capital Multi-Credit High Income Fund, and the Penn Capital Managed Alpha SMID Cap Equity Fund did not use the credit line.
During the fiscal year ended June 30, 2020, line of credit activity for the Penn Capital Defensive Floating Rate Income Fund and the Penn Capital Special Situations Small Cap Equity Fund was as follows:
Fund	Average Borrowings	Amount Outstanding as of June 30, 2020	Interest Expense	Maximum Borrowing
Penn Capital Defensive Floating Rate Income Fund	$48,801	$ —	$1,612	$1,629,000
Penn Capital Special Situation Small Cap Equity Fund	$814	$—	$40	$139,000
10. Recent Accounting Pronouncement
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to adopt the modified disclosures for the year ended June 30, 2020.
11. Concentration Risks
The Advisor, its owners, and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of June 30, 2020. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Managed Alpha SMID Cap Equity Fund as of June 30, 2020. To the extent multiple investors in the Funds rely on the advice of a common investment advisor, the Funds may have the risk of a concentrated investor base.
12. COVID-19
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.
13. Subsequent Events
Except as disclosed above, as of the date the financial statements were available to be issued, Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

PENN CAPITAL FUNDS TRUST
ADDITIONAL INFORMATION
JUNE 30, 2020 (UNAUDITED)
Trustee and Officer Compensation
The Trust does not compensate any of its Trustees who are interested persons nor any of its officers. For the fiscal year ended June 30, 2020, the aggregate compensation paid by the Trust to the independent Trustees was $32,000. The Trust did not pay any special compensation to any of its Trustees or officers. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling 844-302-7366.
Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30, 2020 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.
Form N-PORT
Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. Copies of these Forms may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Trustees of
PENN Capital Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Penn Capital Defensive Floating Rate Income Fund, Penn Capital Defensive Short Duration High Income Fund, Penn Capital Multi-Credit High Income Fund, Penn Capital Special Situations Small Cap Equity Fund, and Penn Capital Managed Alpha SMID Cap Equity Fund, each a series of the PENN Capital Funds Trust, (collectively, the “Funds”), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with custodians, agent banks, and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the PENN Capital Funds Trust since 2015.
Philadelphia, Pennsylvania
August 28, 2020

PENN CAPITAL FUNDS TRUST
TRUSTEES AND OFFICERS (UNAUDITED)
Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Dennis S. Hudson, III c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1955	Trustee	Since 2015	Chief Executive Officer (since 1998) and Chairman (since 2005), Seacoast Banking Corporation of Florida; Chairman and Chief Executive Officer, Seacoast National Bank (since 1992).	7	Chesapeake Utilities Corporation (since 2006). Martin Health System (medical) (2017-2019).
John R. Schwab c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1967	Trustee	Since 2015	Chief Financial Officer, Vertex, Inc. (Since January 2020) Chief Financial Officer, Flagship Credit Corp. (from 2015 to 2019); Executive Vice President and Chief Financial Officer, The J.G. Wentworth Company (from 2013 to 2015);	7	None
Interested Trustee
Richard A. Hocker* c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1946	Trustee, President and Chairman	Since 2014	Founder, Director, and Chief Executive Officer (since 1987) and Chief Investment Officer (until July 2020) of Penn Capital Management Company, Inc.	7	Ethel Mae Hocker Foundation (Charitable) (since 2005)

PENN CAPITAL FUNDS TRUST
TRUSTEES AND OFFICERS (UNAUDITED)
Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Gerald McBride c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1963	Treasurer	Since 2014	Chief Operating Officer and Chief Financial Officer, Penn Capital Management Company, Inc. (since 2007).
Lisa L.B. Matson c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1970	Secretary	Since 2014
General Counsel, Penn Capital Management Company, Inc.
(since 2014); Senior Counsel and Assistant Vice President,
Lincoln Financial Group, Inc., and Assistant Secretary,
Lincoln Investment Advisors, Corp., Lincoln Variable
Insurance Products Trust and Lincoln Advisors Trust (from
2012 to 2014).

Jack P. Huntington 10 High Street Suite 302 Boston, MA 02110 Year of Birth: 1970	Chief Compliance Officer	Since 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services, Ohio, Inc. (from 2008 to 2015).
*	Richard A. Hocker is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Advisor and certain of its affiliates.
**	Each Officer serves at the pleasure of the Board.

PENN CAPITAL FUNDS TRUST
PRIVACY POLICY
FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security number
• Account balances and account transactions
• Assets and transaction history
When you are no longer our client, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No
Questions?	Call 215-302-1500 or go to www.penncapital.com

PENN CAPITAL FUNDS TRUST
PRIVACY POLICY
Who we are
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you • Open an account or deposit money • Provide information on client questionnaires
Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates everyday business purposes -
  information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies • PENN Capital Funds Group LLC • PENN Capital Funds Trust • Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies • Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you • Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

Board of Trustees
Dennis S. Hudson, III
John R. Schwab
Richard A. Hocker
Investment Advisor
Penn Capital Management Company, Inc.
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112
Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212
Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101
Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com
BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING
(844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John R. Schwab is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$125,000	$120,000
Audit-Related Fees	None	None
Tax Fees	$25,000	$25,000
All Other Fees	None	None
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of fees billed KPMG applicable to non-audit services pursuant to waiver of preapproval requirement were as follows:
	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	None	None
Registrant’s Investment Adviser	None	None
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 13. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	PENN Capital Funds Trust

By (Signature and Title)*	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	8/27/20
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	8/27/20

By (Signature and Title)*	/s/ Gerald McBride
Gerald McBride, Treasurer

Date	8/27/20
* Print the name and title of each signing officer under his or her signature.